                                                                  EXECUTION COPY


                                                                    EXHIBIT 10.3



                                CREDIT AGREEMENT


--------------------------------------------------------------------------------

                            DEVON ENERGY CORPORATION
                                       AND
                       DEVON FINANCING CORPORATION, U.L.C.

                                  as Borrowers

                             UBS AG, STAMFORD BRANCH

                             as Administrative Agent

                                 UBS WARBURG LLC
                         BANC OF AMERICA SECURITIES LLC

                                  as Arrangers

                              BANK OF AMERICA, N.A.

                              as Syndication Agent

                       AND CERTAIN FINANCIAL INSTITUTIONS

                                   as Lenders


--------------------------------------------------------------------------------

                                 $3,032,000,000

                                October 12, 2001

                                TABLE OF CONTENTS



                                                                                                               Page
                                                                                                               ----
                                                      ARTICLE I

                                                      THE LOANS

Section 1.1.          Commitments to Lend; Notes..................................................................1
Section 1.2.          Requests for New Loans......................................................................3
Section 1.3.          Continuations and Conversions of Existing Loans.............................................4
Section 1.4.          Use of Proceeds.............................................................................5
Section 1.5.          Interest Rates and Fees.....................................................................5
Section 1.6.          Prepayments of Loans........................................................................6

                                                     ARTICLE II

                                                    DEFINED TERMS

Section 2.1.          Defined Terms...............................................................................7

                                                     ARTICLE III

                                                 PAYMENTS TO LENDERS

Section 3.1.          General Procedures.........................................................................31
Section 3.2.          Increased Cost and Reduced Return..........................................................32
Section 3.3.          Limitation on Types of Loans...............................................................33
Section 3.4.          Illegality.................................................................................33
Section 3.5.          Treatment of Affected Loans................................................................34
Section 3.6.          Compensation...............................................................................34
Section 3.7.          Change of Applicable Lending Office........................................................35
Section 3.8.          Replacement of Lenders.....................................................................35
Section 3.9.          Taxes......................................................................................35

                                                     ARTICLE IV

                                           CONDITIONS PRECEDENT TO LENDING

Section 4.1.          Documents to be Delivered..................................................................38
Section 4.2.          Additional Conditions Precedent to First Loan..............................................39
Section 4.3.          Conditions to Initial Mitchell Loans.......................................................39
Section 4.4.          Conditions to Initial Anderson Loans.......................................................40
Section 4.5.          Conditions Precedent to General Purpose Loans..............................................42
Section 4.6.          Additional Conditions Precedent to All Loans...............................................42



                                                                                                               Page
                                                                                                               ----
                                                      ARTICLE V

                                           REPRESENTATIONS AND WARRANTIES

Section 5.1.          No Default.................................................................................42
Section 5.2.          Organization and Good Standing.............................................................42
Section 5.3.          Authorization..............................................................................43
Section 5.4.          No Conflicts or Consents...................................................................43
Section 5.5.          Enforceable Obligations....................................................................43
Section 5.6.          Full Disclosure............................................................................43
Section 5.7.          Litigation.................................................................................43
Section 5.8.          [Reserved].................................................................................44
Section 5.9.          [Reserved].................................................................................44
Section 5.10.         US Borrower's Subsidiaries.................................................................44
Section 5.11.         Title to Properties; Licenses..............................................................44
Section 5.12.         Government Regulation......................................................................44
Section 5.13.         Solvency...................................................................................44

                                                     ARTICLE VI

                                         AFFIRMATIVE COVENANTS OF BORROWERS

Section 6.1.          Payment and Performance....................................................................45
Section 6.2.          Books, Financial Statements and Reports....................................................45
Section 6.3.          Other Information and Inspections..........................................................46
Section 6.4.          Notice of Material Events and Change of Address............................................46
Section 6.5.          Maintenance of Properties..................................................................47
Section 6.6.          Maintenance of Existence and Qualifications................................................47
Section 6.7.          Payment of Trade Liabilities, Taxes, etc...................................................47
Section 6.8.          Insurance..................................................................................47
Section 6.9.          Performance on Borrower's Behalf...........................................................47
Section 6.10.         Interest...................................................................................48
Section 6.11.         Compliance with Law........................................................................48
Section 6.12.         Environmental Matters......................................................................48
Section 6.13.         Bank Accounts; Offset......................................................................48

                                                     ARTICLE VII

                                           NEGATIVE COVENANTS OF BORROWERS

Section 7.1.          Indebtedness...............................................................................49
Section 7.2.          Limitation on Liens........................................................................50
Section 7.3.          Limitation on Mergers......................................................................50
Section 7.4.          Limitation on Issuance of Securities by Subsidiaries of US Borrower;
                         Ownership of Certain Restricted Subsidiaries by US Borrower.............................51
Section 7.5.          Transactions with Affiliates...............................................................51



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                                                                                                               ----
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Section 7.6.          Prohibited Contracts.......................................................................51
Section 7.7.          Funded Debt to Total Capitalization........................................................51

                                                    ARTICLE VIII

                                           EVENTS OF DEFAULT AND REMEDIES

Section 8.1.          Events of Default..........................................................................52
Section 8.2.          Remedies...................................................................................54

                                                     ARTICLE IX

                                                       AGENTS

Section 9.1.          Appointment, Powers, and Immunities........................................................54
Section 9.2.          Reliance by Agent..........................................................................55
Section 9.3.          Defaults...................................................................................55
Section 9.4.          Rights as Lender...........................................................................56
Section 9.5.          Indemnification............................................................................56
Section 9.6.          Non-Reliance on Administrative Agent and Other Lenders.....................................56
Section 9.7.          [Reserved].................................................................................57
Section 9.8.          Sharing of Set-Offs and Other Payments.....................................................57
Section 9.9.          Investments................................................................................57
Section 9.10.         Benefit of Article IX......................................................................58
Section 9.11.         Resignation................................................................................58
Section 9.12.         [Reserved].................................................................................58
Section 9.13.         Other Agents...............................................................................58

                                                      ARTICLE X

                                                    MISCELLANEOUS

Section 10.1.         Waivers and Amendments; Acknowledgments....................................................58
Section 10.2.         Survival of Agreements; Cumulative Nature..................................................61
Section 10.3.         Notices....................................................................................62
Section 10.4.         Payment of Expenses; Indemnity.............................................................62
Section 10.5.         Parties in Interest........................................................................63
Section 10.6.         Assignments and Participations.............................................................63
Section 10.7.         Confidentiality............................................................................65
Section 10.8.         Governing Law; Submission to Process.......................................................66
Section 10.9.         Limitation on Interest.....................................................................66
Section 10.10.        Termination; Limited Survival..............................................................67
Section 10.11.        Severability...............................................................................67
Section 10.12.        Counterparts; Fax..........................................................................67
Section 10.13.        Waiver of Jury Trial, Punitive Damages, etc................................................67
Section 10.14.        Defined Terms..............................................................................68
Section 10.15.        Annexes, Exhibits and Schedules............................................................68



                                                                                                               Page
                                                                                                               ----
Section 10.16.        Amendment of Defined Instruments...........................................................68
Section 10.17.        References and Titles......................................................................68
Section 10.18.        Calculations and Determinations............................................................69
Section 10.19.        Construction of Indemnities and Releases...................................................69

Signatures......................................................................................................S-1

Schedules and Exhibits:

Annex I            -     Lenders Schedule
Schedule 1         -     Disclosure Schedule
Schedule 2         -     Surety Bond and Letter of Credit Obligations
Schedule 7.1       -     Existing Indebtedness
Exhibit A          -     Promissory Note
Exhibit B          -     Borrowing Notice
Exhibit C          -     Continuation/Conversion Notice
Exhibit D          -     Certificate Accompanying Financial Statements
Exhibit E-1        -     Opinion of Counsel for US Borrower
Exhibit E-2        -     Opinion of Counsel for Canadian Borrower
Exhibit F          -     Assignment and Acceptance Agreement
Exhibit G-1        -     Form of Parent Guaranty
Exhibit G-2        -     Form of Subsidiary Guaranty
Exhibit G-3        -     Form of Devon HoldCo Guaranty
Exhibit H          -     Form of Amended and Restated Agreement

                                CREDIT AGREEMENT

                  THIS CREDIT AGREEMENT (this "Agreement") is made as of October 12, 2001, by and among Devon Energy Corporation, a Delaware corporation ("US Borrower"), Devon Financing Corporation, U.L.C., an unlimited liability company organized under the laws of Nova Scotia, Canada ("Canadian Borrower" and, together with US Borrower, the "Borrowers"), UBS AG, Stamford Branch, as administrative agent ("Administrative Agent"), and the undersigned Lenders. In consideration of the mutual covenants and agreements contained herein the parties hereto agree as follows:

                                    ARTICLE I

                                    THE LOANS

                  Section 1.1. Commitments to Lend; Notes.

                  (a) Subject to the terms and conditions hereof, each Lender agrees to make loans to each Borrower in the amounts and at the times set forth in Section 1.1(b) below, (all loans are to be denominated in US Dollars and are referred to herein collectively as the "Loans" and the commitments to provide such Loans are referred to collectively as the "Commitments") upon the Applicable Borrower's request from time to time during the Facility Commitment Period, provided, that (i) subject to Sections 3.3, 3.4 and 3.5, all Lenders are requested to make Loans of the same Type in accordance with their respective Percentage Shares and as part of the same Borrowing and (ii) each Lender's Percentage Share of the Facility Usage shall never exceed such Lender's Percentage Share of the Maximum Credit Amount. The aggregate amount of all Loans in any Borrowing must be in an integral multiple of $1,000,000 which (i) with respect to new Loans which at the time requested pursuant to Section 1.2 constitute a Borrowing of a Type not then outstanding, equals or exceeds $10,000,000 and (ii) with respect to new Loans which at the time requested constitute a Borrowing of a Type then outstanding equals or exceeds, when taken together with then outstanding, Loans of such Type, $20,000,000 or (iii) must equal the unadvanced portion of the Maximum Credit Amount. If requested by such Lender, the obligation of each Borrower to repay to each Lender the aggregate amount of all Loans made to such Borrower by such Lender, together with interest accruing in connection therewith, shall be evidenced by a single promissory note (herein called such Lender's "Note") made by such Borrower payable to the order of such Lender in the form of Exhibit A with appropriate insertions. Each Borrower has guaranteed the other Borrower's obligations hereunder pursuant to a Guaranty substantially in the form of Exhibit G-1 or -2 hereto. The amount of principal owing on each Lender's Note at any given time shall be the aggregate amount of all Loans represented by such Note theretofore made by such Lender minus all payments of principal theretofore received by such Lender on such Note. Interest on the Loans shall accrue and be due and payable as provided herein. Each Loan shall be due and payable as provided herein, and shall be due and payable in full on the Maturity Date. The date, amount, Type and duration of the Interest Period (if applicable) of each Loan made by each Lender to each Borrower and each payment made on account of the principal thereof, shall be recorded by such Lender (or its nominee) on its books and, prior to any transfer of any Loans held by it, such Lender (or its nominee) may endorse such information on the schedule attached to its Note (if any) evidencing such Loans or any continuation thereof; provided, however, that the failure of such Lender (or its nominee) to make any such recordation or endorsement or any error in such recordation or endorsement shall not affect the obligations of the Applicable Borrower to make a payment when due of any amount owing hereunder.

                  (b) Loans will be available, subject to the other terms and conditions set forth herein, in up to eight draws, as follows: (i) to fund the cash portion of the consideration with respect to the Mitchell Merger and the payment of related expenses (the "Mitchell Merger Borrowing"); (ii) to (a) refinance indebtedness of Mitchell and pay related fees and expenses and (b) fund up to $51.5 million of a working capital deficit of Mitchell; provided, any borrowing pursuant to this clause (ii) must be made within 90 days of the Mitchell Merger Closing Date (the amount available for the borrowings pursuant to clause (i) above and this clause (ii), the "Mitchell Available Amount", which amount shall not exceed $1.7 billion and shall be borrowed by US Borrower (all such Loans provided in respect of the Mitchell Available Amount, the "Mitchell Loans")); (iii) to fund the consummation of the Anderson Tender Offer and the payment of any related fees and expenses (the "Anderson Tender Offer Borrowing"); (iv) to (a) fund the purchase of Anderson Shares not otherwise acquired pursuant to the Anderson Tender Offer and the consideration paid in respect of the Anderson Merger and pay related fees and expenses and (b) fund up to $130.0 million of a working capital deficit of Anderson; provided, no such borrowing may be made unless the Anderson Tender Offer shall have been consummated; (v) to refinance indebtedness of Anderson and pay related fees and expenses; provided, any borrowing pursuant to this clause (v) must be made within 180 days of the Anderson Tender Offer Closing Date (the amount available for the borrowings pursuant to clauses (iii) and (iv) above and this clause (v), the "Anderson Available Amount," which amount shall not exceed $1,332,000,000 and may be borrowed by either Borrower (all such Loans provided in respect of the Anderson Available Amount, the "Anderson Loans")); and (vi) up to $200,000,000 in the aggregate from the Mitchell Available Amount and/or the Anderson Available Amount (to the extent not applied pursuant to the foregoing clauses (i) through (v)) for general corporate purposes; provided, no drawing may be made pursuant to this clause (vi) unless (x) the transactions and the borrowings contemplated by clauses (i) through (v) above have been consummated (other than clause (b) of each of clauses (ii) and (iv)) or (y) either Acquisition has been abandoned and the transactions and borrowings contemplated by clauses (i) through (v) except as aforesaid in respect of the other Acquisition have been consummated; provided, further, all borrowings pursuant to this clause (vi) must be made prior to September 13, 2002 (all Loans provided in respect of such general corporate purposes, the "General Purpose Loans"; the Anderson Available Amount and the Mitchell Available Amount (including any portion thereof applied to General Purpose Loans) are referred to collectively as the "Available Amount"). Amounts borrowed hereunder that are repaid or prepaid may not be reborrowed.

                  (c) To the extent any Borrower consummates an Offering on or after October 4, 2001 but prior to the drawing of the first Loan pursuant to
Section 4.1, the Commitments will be automatically and permanently reduced by an amount equal to the Net Offering Proceeds thereof, such reduction to be allocated to the Mitchell Available Amount and the Anderson Available Amount as directed by the US Borrower, with the consent (which consent shall not be unreasonably withheld) of the Administrative Agent.

                  (d) The US Borrower may from time to time terminate in full or permanently reduce the unused portion of the Commitments upon three Business Days' prior written or telecopied notice to the Administrative Agent; provided, however, that any such partial reduction shall be in a minimum aggregate amount of $5,000,000 or any integral multiple of $1,000,000 in excess thereof

(or, if less, the full remaining amount of the then applicable Commitments). The Administrative Agent shall promptly notify each Lender of the receipt by the Administrative Agent of any notice from the US Borrower pursuant to this Section 1.1(d). Any partial reduction of the Commitments pursuant to this Section 1.1(d) shall be allocated to the Mitchell Available Amount and the Anderson Available Amount as directed by the US Borrower, with the consent (which consent shall not be unreasonably withheld) of the Administrative Agent, and shall be applied to the Commitments of the Lenders pro-rata based upon their respective Percentage Shares. The US Borrower shall pay to the Administrative Agent for the account of the Lenders in accordance with the terms of Section 1.5(b), on the date of each termination or reduction of the Commitments, any fees accrued through the date of such termination or reduction on the amount of the Commitments so terminated or reduced.

                  (e) The Commitments shall be automatically and permanently terminated to the extent undrawn on the earlier of (A) the date that is six months after the later of the Anderson Tender Offer Closing Date and the Mitchell Merger Closing Date and (B) September 13, 2002 (the "Commitment Termination Date"). The Commitments to provide the Loans will automatically and permanently be terminated on the date of the making of any such Loan by the amount of the Loans made on such date.

                  Section 1.2. Requests for New Loans. Subject to the provisions of Section 1.1(a), the Applicable Borrower must give to Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of any requested Borrowing of new Loans to be advanced by Lenders. Each such notice constitutes a "Borrowing Notice" hereunder and must:

                  (a) specify the aggregate amount of any such Borrowing of new Base Rate Loans and the date on which such Base Rate Loans are to be advanced, the aggregate amount of any such Borrowing of new Eurodollar Loans, the date on which such Eurodollar Loans are to be advanced (which shall be the first day of the Interest Period which is to apply thereto), and the length of the applicable Interest Period; provided, a request for a Interest Period of nine or twelve months shall be deemed by Administrative Agent a request for the longest available Interest Period (which shall be at least six months) if all Lenders are not able to make Loans available for such nine or twelve month period, as the case may be; and

                  (b) be received by Administrative Agent not later than 11:00 a.m., New York City time, on the Business Day preceding the day on which any such Base Rate Loans are to be made, or the third Business Day preceding the day on which any such Eurodollar Loans are to be made.

                  Each such written request or confirmation must be made in the form and substance of the "Borrowing Notice" attached hereto as Exhibit B, duly completed. Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by the Applicable Borrower as to the matters which are required to be set out in such written confirmation. Upon receipt of any such Borrowing Notice, Administrative Agent shall give each Lender notice of the terms thereof not later than 2:00 p.m., New York City time, on the day it receives such Borrowing Notice from the Applicable Borrower if it receives such Borrowing Notice by 11:00 a.m., New York City time, otherwise on the next Business Day. If all conditions precedent to such new Loans have been met, each Lender will on the date requested promptly remit to Administrative Agent at Administrative Agent's office in New York City the amount of such Lender's new Loan in immediately available funds, and upon receipt of such funds, unless to its actual knowledge any conditions precedent to such Loans have been neither met nor waived as provided herein, Administrative Agent shall promptly make such Loans available to the Applicable Borrower. Unless Administrative Agent shall have received prompt notice from a Lender that such Lender will not make available to Administrative Agent such Lender's new Loan, Administrative Agent may in its discretion assume that such Lender has made such Loan available to Administrative Agent in accordance with this section and Administrative Agent may if it chooses, in reliance upon such assumption, make such Loan available to the Applicable Borrower. If and to the extent such Lender shall not so make its new Loan available to Administrative Agent, such Lender and the Applicable Borrower severally agree to pay or repay to Administrative Agent within three days after demand the amount of such Loan together with interest thereon, for each day from the date such amount was made available to the Applicable Borrower until the date such amount is paid or repaid to Administrative Agent, with interest at (1) the Federal Funds Rate, if such Lender is making such payment; provided that Administrative Agent gave notice of the terms of the Borrowing Notice to such Lender in accordance with the terms of this Section 1.2, and (2) the interest rate applicable at the time to the other new Loans made on such date, if the Applicable Borrower is making such repayment. If neither such Lender nor the Applicable Borrower pays or repays to Administrative Agent such amount within such three-day period, Administrative Agent shall in addition to such amount be entitled to recover from such Lender and from the Applicable Borrower, on demand, interest thereon at the Default Rate for Base Rate Loans, calculated from the date such amount was made available to the Applicable Borrower. The failure of any Lender to make any new Loan to be made by it hereunder shall not relieve any other Lender of its obligation hereunder, if any, to make its new Loan, but no Lender shall be responsible for the failure of any other Lender to make any new Loan to be made by such other Lender.

                  Section 1.3. Continuations and Conversions of Existing Loans. The Applicable Borrower may make the following elections with respect to Loans already outstanding under this Agreement: to convert Base Rate Loans to Eurodollar Loans, to convert Eurodollar Loans to Base Rate Loans on the last day of the Interest Period applicable thereto or to continue Eurodollar Loans beyond the expiration of such Interest Period by designating a new Interest Period to take effect at the time of such expiration. To make any such election, the Applicable Borrower must give to Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of any such Conversion or Continuation of existing Loans, with a separate notice given for each new Borrowing. Each such notice constitutes a "Continuation/Conversion Notice" hereunder and must:

                  (a) specify the existing Loans made under this Agreement which are to be continued or converted;

                  (b) specify the aggregate amount of any Borrowing of Base Rate Loans into which such existing Loans are to be continued or converted and the date on which such Continuation or Conversion is to occur, or the aggregate amount of any Borrowing of Eurodollar Loans into which such existing Eurodollar Loans are to be continued or converted, the date on which such Continuation or Conversion is to occur (which shall be the first day of the Interest Period which is to apply to such Eurodollar Loans), and the length of the applicable Interest Period; and

                  (c) be received by Administrative Agent not later than 10:00 a.m., New York City time, on the day on which any such Continuation or Conversion to Base Rate Loans is to occur, or the third Business Day preceding the day on which any such Continuation or Conversion to Eurodollar Loans is to occur.

                  Each such written request or confirmation must be made in the form and substance of the "Continuation/Conversion Notice" attached hereto as Exhibit C, duly completed. Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by the Applicable Borrower as to the matters which are required to be set out in such written confirmation. Upon receipt of any such Continuation/Conversion Notice, Administrative Agent shall give each Lender prompt notice of the terms thereof. Each Continuation/Conversion Notice shall be irrevocable and binding on the Applicable Borrower. During the continuance of any Default, the Applicable Borrower may not make any election to convert existing Base Rate Loans made under this Agreement into Eurodollar Loans or continue existing Eurodollar Loans made under this Agreement as Eurodollar Loans. If (due to the existence of a Default or for any other reason) the Applicable Borrower fails to timely and properly give any Continuation/Conversion Notice with respect to a Borrowing of existing Eurodollar Loans at least three Business Days prior to the end of the Interest Period applicable thereto, such Eurodollar Loans shall automatically be converted into Base Rate Loans at the end of such Interest Period. No new funds shall be repaid by the Applicable Borrower or advanced by any Lender in connection with any Continuation or Conversion of existing Loans pursuant to this section, and no such Continuation or Conversion shall be deemed to be a new advance of funds for any purpose; such Continuations and Conversions merely constitute a change in the interest rate applicable to already outstanding Loans.

                  Section 1.4. Use of Proceeds. Subject to the terms and conditions set forth herein, the Borrowers shall use the Loans for the purposes described in Section 1.1(b). If any Loan is used for a purpose which is governed by Regulation U, the Borrowers shall comply with Regulation U in all respects. In no event shall the funds from any Loan be used directly or indirectly by any Person for personal, family, household or agricultural purposes. Each Borrower represents and warrants that it is not engaged principally, or as one of its important activities, in the business of extending credit to others for the purpose of purchasing or carrying Margin Stock.

                  Section 1.5. Interest Rates and Fees.

                  (a) Interest. Each Loan that is a Base Rate Loan shall bear interest on each day outstanding at the Base Rate in effect on such day. Each Loan that is a Eurodollar Loan shall bear interest on each day during the related Interest Period at the related Adjusted Eurodollar Rate in effect on such day.

                  (b) Availability Fees. In consideration of each Lender's commitment to make Loans under this Agreement, Borrowers will pay to Administrative Agent for the account of each Lender the Availability Fee. The Availability Fee shall be due and payable in arrears on the last day of each Fiscal Quarter and at the end of the Facility Commitment Period.

                  (c) Reserved.

                  (d) Administrative Agent's Fees. In addition to all other amounts due to Administrative Agent under the Loan Documents, Borrowers will pay fees in US Dollars to Administrative Agent as described in a letter agreement dated August 31, 2001 between Administrative Agent and US Borrower.

                  Section 1.6. Prepayments of Loans.

                  (a) Optional Prepayments. The Applicable Borrower may, upon giving notice to Administrative Agent by 11:00 a.m., New York City time, on the Business Day of prepayment, from time to time and without premium or penalty, prepay the Loans, in whole or in part, so long as all partial prepayments of principal concurrently paid on the Loans are in increments of $100,000 and in an aggregate amount greater than or equal to $5,000,000, and so long as the Applicable Borrower pays all amounts owing in connection with the prepayment of any Eurodollar Loan owing under Section 3.6. Administrative Agent shall give each Lender notice thereof by 2:00 p.m., New York City time, on the date such notice is received from the Applicable Borrower. Optional prepayments under this
Section 1.6(a) will be applied to scheduled payments set forth in Section 1.6(b) in forward order of maturity or applied to a specific maturity as directed by the Applicable Borrower, including by directing that such payment be applied to the Loans of the other Borrower.

                  (b) Amortization. The Applicable Borrower hereby promises to pay to Administrative Agent for the account of Lenders on each payment date specified in the chart below in repayment of the principal of the Loans made to such Borrower hereunder (i) in the case of Mitchell Loans made to such Borrower, an amount (subject to adjustment for any prepayments made under Section 1.6(a) or any reduction in Commitments in respect of Loans under Section 1.1(c)) calculated by multiplying the percentage shown opposite such payment date under the heading "Percentage of the Amount of Mitchell Loans Outstanding on the Commitment Termination Date" by the aggregate principal amount of such Mitchell Loans outstanding on the Commitment Termination Date plus (ii) in the case of Andersen Loans made to such Borrower, an amount (subject to adjustment for any prepayments made under Section 1.6(a) or any reduction in Commitments in respect of Loans under Section 1.1(c)) calculated by multiplying the percentage shown opposite such payment date under the heading "Percentage of the Amount of Anderson Loans Outstanding on the Commitment Termination Date" by the aggregate principal amount of such Anderson Loans outstanding on the Commitment Termination Date plus (iii) in the case of General Purpose Loans made to such Borrower, an amount (subject to adjustment for any prepayments made under Section 1.6(a) or any reduction in Commitments in respect of Loans under Section 1.1(c)) calculated by multiplying the percentage shown opposite such payment date under the heading "Percentage of the Amount of General Purpose Loans Outstanding" on the Commitment Termination Date by the aggregate principal amount of such General Purpose Loans outstanding on the Commitment Termination
Date:

                                                                                   PERCENTAGE OF THE AMOUNT
                              PERCENTAGE OF THE           PERCENTAGE OF THE                   OF
                              AMOUNT OF MITCHELL          AMOUNT OF ANDERSON        GENERAL PURPOSE LOANS
                             LOANS OUTSTANDING ON        LOANS OUTSTANDING ON         OUTSTANDING ON THE
                                THE COMMITMENT              THE COMMITMENT                COMMITMENT
                                 TERMINATION                 TERMINATION                 TERMINATION
      PAYMENT DATE                  DATE                         DATE                        DATE
      ------------           --------------------        --------------------      ------------------------
    October 15, 2004              7.651715040%               7.651715040%                 7.651715040%

      April 15, 2005             19.788918206%              19.788918206%                19.788918206%

    October 15, 2005             19.788918206%              19.788918206%                19.788918206%

      April 15, 2006             26.385224274%              26.385224274%                26.385224274%

    October 15, 2006             26.385224274%              26.385224274%                26.385224274%



If the Commitments in respect of Loans are reduced pursuant to Section 1.1(c), the amount of such reduction shall be deemed an optional prepayment applied in forward order of maturity of the above specified amortization payments.

                  (c) Procedures. Each prepayment of principal under this
Section 1.6 shall be accompanied by all interest then accrued and unpaid on the principal so prepaid. Any principal or interest prepaid pursuant to this Section
1.6 shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Loan Documents at the time of such prepayment.

                                   ARTICLE II

                                  DEFINED TERMS

                  Section 2.1. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

                  "Acquired Debt" means, with respect to any specified Person,
(a) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, including, without limitation, Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person, and (b) Indebtedness secured by a Lien encumbering any assets acquired by such specified Person, and any refinancing of the foregoing indebtedness on similar terms, taking into account current market conditions.

                  "Acquisitions" means, collectively, the Mitchell Acquisition and the Anderson Acquisition and the transactions contemplated in connection therewith.

                  "Adjusted Eurodollar Rate" means, for any Eurodollar Loan for any Interest Period therefor, the per annum rate equal to the sum of (a) the Applicable Margin plus (b) the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by Administrative Agent to be equal to the quotient obtained by dividing (i) the Eurodollar Rate for such Eurodollar Loan for such Interest Period by (ii) 1 minus the Reserve Requirement for such Eurodollar Loan for such Interest Period. The Adjusted Eurodollar Rate for any Eurodollar Loan shall change whenever the Applicable Margin or the Reserve Requirement changes. No Adjusted Eurodollar Rate charged by any Person shall ever exceed the Highest Lawful Rate.

                  "Administrative Agent" has the meaning assigned thereto in the preamble to this Agreement.

                  "Affiliate" means, as to any Person, each other Person that directly or indirectly (through one or more intermediaries or otherwise) controls, is controlled by, or is under common control with, such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

                  (a) to vote 20% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

                  (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

                  "Agent-Related Persons" means Administrative Agent and its Affiliates, the Arrangers, any successors to Administrative Agent appointed in accordance with the Loan Documents, and the officers, directors, employees, agents and attorneys-in-fact of such Persons.

                  "Agreement" means this Credit Agreement, as it may be amended, supplemented, restated or otherwise modified and in effect from time to time.

                  "Anderson" means Anderson Exploration Ltd., a corporation organized under the laws of Canada.

                  "Anderson Acquisition" means the acquisition by the US Borrower, directly or indirectly, pursuant to the Anderson Tender Offer and the Anderson Merger, of 100% of the Anderson Shares.

                  "Anderson Acquisition Agreement" means that certain acquisition agreement by and among the US Borrower and Anderson and substantially in the form delivered to the Arrangers on August 31, 2001, as the same may be amended, supplemented or modified from time to time.

                  "Anderson Available Amount" has the meaning assigned thereto in Section 1.1(b) of this Agreement.

                  "Anderson Loans" has the meaning assigned thereto in Section 1.1(b) of this Agreement.

                  "Anderson Merger" means one or more transactions, including a Second Stage Transaction, undertaken subsequent to the consummation of the Anderson Tender Offer which results in all of the Anderson Shares being acquired directly or indirectly by the US Borrower.

                  "Anderson Shares" means all of the outstanding common shares of Anderson.

                  "Anderson Tender Offer" means the tender offer by a wholly-owned Subsidiary of US Borrower for the Anderson Shares.

                  "Anderson Tender Offer Borrowing" has the meaning assigned thereto in Section 1.1(b) of this Agreement.

                  "Anderson Tender Offer Closing Date" means the date of consummation of the Anderson Tender Offer.

                  "Anderson Tendered Shares" means all of the shares tendered pursuant to the Anderson Tender Offer.

                  "Applicable Borrower" means either US Borrower or Canadian Borrower, as the case may be.

                  "Applicable Lending Office" means, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or of an Affiliate of such Lender) designated for such Type of Loan on Annex I hereof or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to Administrative Agent and Borrowers by written notice in accordance with the terms hereof as the office by which its Loans of such Type are to be made and maintained.

                  "Applicable Margin" means on any date, the number of Basis Points per annum set forth below based on the Applicable Rating Level on such date:



                               APPLICABLE        EURODOLLAR
                             RATING LEVEL          LOANS           BASE RATE LOANS
                             -------------       ----------        ---------------
                                Level I            0.625%            0.000%

                                Level II           0.750%            0.000%

                               Level III           1.000%            0.000%

                                Level IV           1.250%            0.250%

                                Level V            1.500%            0.500%

Changes in the Applicable Margin will occur automatically without prior notice as changes in the Applicable Rating Level occur. Agent will give notice promptly to Borrowers and the Lenders of changes in the Applicable Margin.

                  "Applicable Rating Level" means for any day, the highest Rating Level (as such term is defined below in this paragraph) issued by S&P or Moody's (collectively, in this definition called the "Designated Rating Agencies"). As used in this definition, (a) the term "Rating Level" means for any day with respect to any of the Designated Rating Agencies, the rating level described below (or its then equivalent) applicable on such day, issued by such Designated Rating Agency, from time to time, with respect to US Borrower's Long-Term Debt or if such rating is unavailable, equivalents thereof, including counterparty ratings, implied ratings and corporate ratings; (b) "US Borrower's Long-Term Debt" means senior, unsecured, non-credit enhanced (other than by guaranties of

Affiliates of US Borrower) long-term indebtedness for borrowed money of US Borrower; and (c) "greater or = to" means a rating equal to or more favorable than and "<" means a rating less favorable than.



                              RATING LEVEL            S&P               MOODY'S
                              ------------            ---               -------

                                 Level I      greater or = to A-    greater or = to A3

                                Level II             BBB+                 Baa1

                                Level III             BBB                 Baa2

                                Level IV             BBB-                 Baa3

                                 Level V      less or = to BB+       less or = to Ba1

If the ratings established by Moody's and S&P shall fall within different levels, the rating in the inferior level (e.g., Level II is inferior to Level I) shall be disregarded: provided that in the event that the ratings differential is (i) two levels (e.g., Levels I and III), the intermediate level shall be used, (ii) three levels (e.g., Levels I and IV), the higher of the two intermediate levels shall be used (e.g., Level II is higher than Level III) and
(iii) four levels (i.e., Levels I and V), Level III shall be used.

                  If any of the Designated Rating Agencies shall not have in effect a rating for US Borrower's Long-Term Debt or if the rating system of any of the Designated Rating Agencies shall change, or if either of the Designated Rating Agencies shall cease to be in the business of rating corporate debt obligations, US Borrower and Required Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such Designated Rating Agency, but until such an agreement shall be reached, the Applicable Rating Level shall be based only upon the rating by the remaining Designated Rating Agency.

                  "Arrangers" means UBS Warburg LLC and Banc of America Securities LLC, in their capacities as joint lead arrangers and book managers.

                  "Availability Fee" means a per annum fee in an aggregate amount for both Borrowers equal to the Applicable Availability Fee Rate, which shall accrue in US Dollars on the daily average unused amounts of the Commitments in respect of the Loans.

                  "Availability Fee Rate" means, on any date, the number of Basis Points per annum set forth below based on the Applicable Rating Level on such date:



       APPLICABLE               AVAILABILITY
      RATING LEVEL                FEE RATE
      ------------              ------------

        Level I                     10.0

        Level II                    12.5

       Level III                    15.0

        Level IV                    20.0

        Level V                     30.0

                  "Base Rate" means, for any day, the rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus one-half of one percent (0.5%) and (b) the Reference Rate for such day. Any change in the Base Rate due to a change in the Reference Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Reference Rate or Federal Funds Rate. No Base Rate charged by any Person shall ever exceed the Highest Lawful Rate.

                  "Base Rate Loan" means a Loan made in US Dollars which bears interest at the Base Rate.

                  "Basis Point" means one one-hundredth of one percent (0.01%).

                  "Borrower" means any of US Borrower and Canadian Borrower.

                  "Borrowing" means a borrowing of new Loans of a single Type pursuant to Section 1.2 or a Continuation or Conversion of existing Loans into a single Type (and, in the case of Eurodollar Loans, with the same Interest Period) pursuant to Section 1.3 of this Agreement.

                  "Borrowing Notice" means a written or telephonic request, or a written confirmation, made by any Borrower which meets the requirements of
Section 1.2 of this Agreement.

                  "Business Day" means a day, other than a Saturday or Sunday, on which commercial banks are open for business with the public in New York, New York. Any Business Day in any way relating to Eurodollar Loans (such as the day on which an Interest Period begins or ends) must also be a day on which, in the judgment of Administrative Agent, significant transactions in US Dollars are carried out in the interbank eurocurrency market.

                  "Canadian Borrower" means Devon Financing Corporation, U.L.C., an unlimited liability company organized under the laws of Nova Scotia, Canada which is a wholly-owned Subsidiary of US Borrower.

                  "Canadian Dollar" or "C$" means the lawful currency of Canada.

                  "Change in Control" means the occurrence of either of the following events: (a) any Person (or syndicate or group of Persons which is deemed a "person" for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) acquires more than fifty percent (50%) of the voting power of the outstanding stock of US Borrower having ordinary voting power (disregarding changes in voting power based on the occurrence of contingencies) for the election of directors, or (b) during any period of twelve successive months a majority of the Persons who were directors of US Borrower at the beginning of such period cease to be directors of US Borrower, unless such cessation relates to a voluntary reduction by US Borrower of the number of directors that comprise the board of directors of US Borrower.

                  "Closing Date" means October 12, 2001.

                  "Commitment" means with respect to each Lender, its commitment to provide its Percentage Share as set forth in Annex I or, if such Lender has entered into one or more Assignment and Acceptances, the commitment set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 10.06(b), as such commitment may be reduced from time to time pursuant to Section 1.1(c), Section 1.1(d) or Section 1.1(e).

                  "Commitment Letter" means that certain commitment letter by and among the US Borrower, UBS, UBS Warburg LLC, Bank of America, N.A. and Banc of America Securities LLC dated August 31, 2001.

                  "Commitment Termination Date" has the meaning assigned thereto in Section 1.1(e) of this Agreement.

                  "Consolidated" refers to the consolidation of any Person, in accordance with US GAAP, with its properly consolidated subsidiaries. References herein to a Person's Consolidated financial statements, financial position, financial condition, liabilities, etc. refer to the consolidated financial statements, financial position, financial condition, liabilities, etc. of such Person and its properly consolidated subsidiaries.

                  "Consolidated Assets" means the total assets of US Borrower and its Restricted Subsidiaries which would be shown as assets on a Consolidated balance sheet of US Borrower and its Restricted Subsidiaries prepared in accordance with US GAAP, after eliminating all amounts properly attributable to minority interest, if any, in the stock and surplus of the Restricted Subsidiaries.

                  "Continuation" shall refer to the continuation pursuant to
Section 1.3 of this Agreement of a Eurodollar Loan as a Eurodollar Loan from one Interest Period to the next Interest Period.

                  "Continuation/Conversion Notice" means a written or telephonic request, or a written confirmation, made by the Applicable Borrower which meets the requirements of Section 1.3 of this Agreement.

                  "Conversion" shall refer to a conversion pursuant to Section
1.3 or Article III, as the case may be, of one Type of Loan into another Type of Loan.

                  "Default" means any Event of Default and any default, event or condition which would, with the giving of any requisite notices and the passage of any requisite periods of time, constitute an Event of Default.

                  "Default Rate" means at the time in question (a) with respect to any Eurodollar Loan, the rate two percent (2%) per annum above the Adjusted Eurodollar Rate then in effect for such Loan and (b) with respect to any Base Rate Loan or other Obligations, the rate two percent (2%) per annum above the Base Rate then in effect. No Default Rate charged by any Person shall ever exceed the Highest Lawful Rate.

                  "Devon Financing Debentures" means (a) the aggregate amount of $1,750,000,000 6.875% Notes due 2011 and (b) the aggregate amount of $1,250,000,000 7.875% Debentures due 2031, issued pursuant to an indenture dated October 3, 2001 by and among Devon Financing Corporation, U.L.C., as issuer, Devon Energy Corporation, as guarantor, and The Chase Manhattan Bank, as trustee.

                  "Devon Financing Guaranty" means the guaranty of the obligations of the US Borrower under this Agreement by Canadian Borrower.

                  "Devon Holdco" shall have the meaning assigned thereto in
Section 10.1(d).

                  "Devon Trust" means Devon Financing Trust II, a statutory business trust formed under the laws of the State of Delaware.

                  "Devon Trust Registration Statement" means the Registration Statement on Form S-3 filed by US Borrower under the Securities Act of 1933 on November 16, 2000 with respect to the issuance by US Borrower of Common Stock, Preferred Stock, Debt Securities, Stock Purchase Agreements and Stock Purchase Units, and the issuance by Devon Trust of Trust Preferred Securities guaranteed by US Borrower, as amended and supplemented from time to time.

                  "Devon Trust Securities" means those certain Trust Preferred Securities, which may be issued by Devon Trust pursuant to the Devon Trust Registration Statement in an aggregate face amount not to exceed $447,261,200.

                  "Disclosure Report" means a written notice given by US Borrower to all Lender Parties or a certificate given by the Senior Vice President - Finance or the Treasurer of US Borrower under Sections 6.2(a) and
(b) of this Agreement.

                  "Disclosure Schedule" means Schedule 1 attached to this Agreement.

                  "Domestic Lending Office" means (a) with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" below its name on Annex I to this Agreement, or such other office as such Lender may from time to time specify to any Borrower and Administrative Agent; and (b) with respect to Administrative Agent, the office, branch, or agency through which it administers this Agreement.

                  "Eligible Transferee" means a Person which either (a) is a Lender or an Affiliate of a Lender, (b) is an Approved Fund or (c) is consented to as an Eligible Transferee by Administrative Agent and, so long as no Default or Event of Default is continuing, by US Borrower, in each case which consent will not be unreasonably withheld or delayed; provided that US Borrower's consent shall not be required for a Person to be an "Eligible Transferee" for purposes of Section 10.6(d) of this Agreement. As used in this definition, "Fund" means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business, and "Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

                  "Environmental Laws" means any and all Laws relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

                  "ERISA Affiliate" means US Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control that, together with US Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

                  "ERISA Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to Title IV of ERISA maintained by any ERISA Affiliate with respect to which any Restricted Person has a fixed or contingent liability.

                  "Eurodollar Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" below its name on Annex I to this Agreement (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to Borrowers and Administrative Agent.

                  "Eurodollar Loan" means a Loan which bears interest at the Adjusted Eurodollar Rate.

                  "Eurodollar Rate" means, for any Eurodollar Loan within a Borrowing and with respect to the related Interest Period therefor, (a) the interest rate per annum (carried out to the fifth decimal place) equal to the rate determined by Administrative Agent to be the offered rate that appears on the page of the Telerate Screen that displays an average British Bankers Association Interest Settlement Rate (such page currently being page number
3750) for deposits in US Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or (b) in the event the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum (carried out to the fifth decimal place) equal to the rate determined by Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in US Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or (c) in the event the rates referenced in the preceding subsections (a) and (b) are not available, the rate per annum determined by Administrative Agent as the rate of interest at which deposits in US Dollars (for delivery on the first day of such Interest Period) in same day funds in the approximate amount of the applicable Eurodollar Loan and with a term equivalent to such Interest Period would be offered by its London branch to major banks in the offshore U.S. dollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.

                  "Event of Default" has the meaning given to such term in
Section 8.1 of this Agreement.

                  "Existing Canadian Credit Facility" means that certain $275,000,000 Canadian Credit Agreement dated August 29, 2000 (as amended) by and amongst Northstar Energy, as borrower, Bank of America Canada, as administrative agent, Banc of America Securities LLC, as lead arranger, Banc One Capital Markets, Inc., as syndication agent, The Chase Manhattan Bank and First Union National Bank, as co-documentation agents, and certain financial institutions from time to time party thereto as lenders.

                  "Existing Credit Facilities" means, collectively, the Existing US Credit Facility and the Existing Canadian Credit Facility.

                  "Existing US Credit Facility" means that certain $725,000,000 US Credit Agreement dated August 29, 2000 (as amended) by and amongst Devon Energy Corporation, as borrower, Bank of America, N.A., as administrative agent, Banc of America Securities LLC, as lead arranger, Banc One Capital Markets, Inc., as syndication agent, The Chase Manhattan Bank and First Union National Bank, as co-documentation agents, and certain financial institutions from time to time party thereto as lenders.

                  "Facility" means the Loans to be provided pursuant to the terms of this Agreement.

                  "Facility Commitment Period" means the period from and including the Closing Date until the Commitment Termination Date.

                  "Facility Usage" means, at the time in question, the aggregate amount of Loans outstanding at such time under this Agreement.

                  "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of one percent) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York, New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate quoted to Administrative Agent on such day on such transactions as determined by Administrative Agent.

                  "Fee Letter" means that certain fee letter by and among the US Borrower, UBS, UBS Warburg LLC, Bank of America, N.A. and Banc of America Securities LLC dated August 31, 2001.

                  "Fiscal Quarter" means a three-month period ending on March 31, June 30, September 30 or December 31 of any year.

                  "Fiscal Year" means a twelve-month period ending on December 31 of any year.

                  "General Purpose Loans" has the meaning assigned thereto in
Section 1.1(b) of this Agreement.

                  "Governmental Authority" means any domestic or foreign, national, federal, provincial, state, municipal or other local government or body and any division, agency, ministry, commission, board or authority or any quasi-governmental or private body exercising any statutory, regulatory, expropriation or taxing authority under the authority of any of the foregoing, and any domestic, foreign or international judicial, quasi-judicial, arbitration or administrative court, tribunal, commission, board or panel acting under the authority of any of the foregoing.

                  "Guaranty" means any of the guaranty agreements in the form of Exhibit G-1, G-2 and G-3 to this Agreement.

                  "Hazardous Materials" means any substances regulated under any Environmental Law, whether as pollutants, contaminants, or chemicals, or as industrial, toxic or hazardous substances or wastes, or otherwise.

                  "Hedging Contract" means (a) any agreement providing for options, swaps, floors, caps, collars, forward sales or forward purchases involving interest rates, commodities or commodity prices, equities, currencies, bonds, or indexes based on any of the foregoing, (b) any option, futures or forward contract traded on an exchange, and (c) any other derivative agreement or other similar agreement or arrangement.

                  "Highest Lawful Rate" means, with respect to each Lender Party to whom Obligations are owed, the maximum nonusurious rate of interest that such Lender Party is permitted under applicable Law to contract for, take, charge, or receive with respect to such Obligations. All determinations herein of the Highest Lawful Rate, or of any interest rate determined by reference to the Highest Lawful Rate, shall be made separately for each Lender Party as appropriate to assure that the Loan Documents are not construed to obligate any Person to pay interest to any Lender Party at a rate in excess of the Highest Lawful Rate applicable to such Lender Party.

                  "Indebtedness" of any Person means Liabilities in any of the following categories:

         (a)      Liabilities for borrowed money,

         (b) Liabilities constituting an obligation to pay the deferred purchase price of property or services, other than customary payment terms taken in the ordinary course of such Person's business,

         (c) Liabilities evidenced by a bond, debenture, note or similar instrument;

         (d) Liabilities arising under conditional sales or other title retention agreements or under leases capitalized in accordance with US GAAP, but excluding customary oil, gas or mineral leases and operating leases,

         (e) Liabilities with respect to payments received in consideration of oil, gas, or other minerals yet to be acquired or produced at the time of payment (including obligations under "take-or-pay" contracts to deliver gas in return for payments already received and the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment);

         (f)      Liabilities under Hedging Contracts,

         (g) Liabilities with respect to letters of credit or applications or reimbursement agreements therefor, or --

         (h) Liabilities under direct or indirect guaranties of Liabilities of any Person or constituting obligations to purchase or acquire or to otherwise protect or insure a creditor against loss in respect of Indebtedness of the types described in paragraphs (a) through (g) above of any Person (such as obligations under working capital maintenance agreements, agreements to keep-well, or agreements to purchase debt, assets, goods, securities or services, but excluding endorsements in the ordinary course of business of negotiable instruments in the course of collection), provided, however, that the "Indebtedness" of any Person shall not include Liabilities that were incurred by such Person on ordinary trade terms to vendors, suppliers, or other Persons providing goods and services for use by such Person in the ordinary course of its business, unless and until such Liabilities are outstanding more than 90 days past the original invoice or billing date therefor. Any Indebtedness owed by a partnership shall be deemed Indebtedness of any partner in such partnership to the extent such partner has any liability of any kind therefor.

                  "Initial Financial Statements" means (a) the audited annual Consolidated financial statements of US Borrower dated as of December 31, 2000,
(b) the unaudited quarterly Consolidated financial statements of US Borrower dated as of June 30, 2001.

                  "Interest Act (Canada)" means the Interest Act, R.S.C. 1985,
c. I-15, including the regulations made and, from time to time, in force under that Act.

                  "Interest Payment Date" means (a) with respect to each Base Rate Loan and the last day of each March, June, September and December beginning December 31, 2001, and (b) with respect to each Eurodollar Loan, the last day of the Interest Period that is applicable thereto or, if such Interest Period is greater than three months in length, quarterly beginning on the date specified by Agent which is approximately three months after such Interest Period begins; provided that the last day of each calendar month shall also be an Interest Payment Date for each such Loan so long as any Event of Default exists under
Section 8.1(a) or (b).

                  "Interest Period" means, with respect to each particular Eurodollar Loan in a Borrowing, the period specified in the Borrowing Notice or Continuation/Conversion Notice applicable thereto, beginning on and including the date specified in such Borrowing Notice or Continuation/Conversion Notice (which must be a Business Day), and ending one, two, three, six, nine or twelve months thereafter, as the Applicable Borrower may elect in such notice; provided that: (a) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period which begins on the last Business Day in a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day in a calendar month; (c) notwithstanding the foregoing, no Interest Period for any Loan may commence before and end after any scheduled amortization payment date set forth in Sections 1.6, unless, after giving effect thereto, the aggregate principal amount of the Loans having Interest Periods that end after such date shall be equal to or less than the aggregate principal amount of the Loans scheduled to be outstanding after giving effect to the payments of principal required to be made on such date; and (d) Administrative Agent shall limit the Interest Period applicable to the Loans to seven days until the 60th day after the Closing Date, unless prior to such 60th day the Arrangers have notified Agent that the syndication of the Facility has been consummated; provided, the Borrowers shall not be permitted to select Interest Periods to be in effect at any time which have expiration dates occurring on more than eight different dates.

                  "Internal Revenue Code" means the United States Internal Revenue Code of 1986, as amended from time to time and any successor statute or statutes.

                  "Investment" means any investment made directly or indirectly, in any Person, whether by acquisition of shares of capital stock, indebtedness or other obligations or securities or by loan, advance, capital contribution or otherwise and whether made in cash, by the transfer of property, or by any other means.

                  "Law" means any statute, law, regulation, ordinance, rule, treaty, judgment, order, decree, permit, concession, franchise, license, agreement or other governmental restriction of the United States or Canada or any state, province or political subdivision thereof or of any foreign country or any department, province or other political subdivision thereof.

                  "Lender Parties" means Administrative Agent and all Lenders.

                  "Lenders" means each Lender that provides a Loan and the successors of each such party as a holder of a Note

                  "Lenders Schedule" means Annex I to this Agreement.

                  "Liabilities" means, as to any Person, all indebtedness, liabilities and obligations of such Person, whether matured or unmatured, liquidated or unliquidated, primary or secondary, direct or indirect, absolute, fixed or contingent, and whether or not required to be considered pursuant to US GAAP.

                  "Lien" means, with respect to any property or assets, any lien, mortgage, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, tax lien, mechanic's or materialman's lien, or any other charge or encumbrance for security purposes, whether arising by Law or agreement or otherwise, but excluding any right of offset. "Lien" also means any filed financing statement, any registration of a pledge (such as with an issuer of uncertificated securities), or any other arrangement or action which would serve to perfect a Lien described in the preceding sentence, regardless of whether such financing statement is filed, such registration is made, or such arrangement or action is undertaken before or after such Lien exists.

                  "Loan Documents" means this Agreement, the Notes issued under this Agreement, each Guaranty executed in connection therewith, and all other agreements, certificates, documents, instruments and writings at any time delivered in connection therewith.

                  "Loans" has the meaning given such term in Section 1.1(a) of this Agreement.

                  "Margin Stock" means "margin stock" as defined in Regulation
U.

                  "Material Adverse Effect" means, when used in connection with a specified Person, any change or effect (or any development that, insofar as can reasonably be foreseen, is likely to result in any change or effect) that is materially adverse to the business, properties, assets and liabilities (taken together), financial condition or results of operations of such Person and its subsidiaries taken as a whole; provided, however, that (a) any adverse change, effect or development that is caused by or results from conditions affecting the United States economy generally or the economy of any nation or region in which such Person or its subsidiaries conduct business that is material to the business of such Person and its subsidiaries, taken as whole, shall not be taken into account in determining whether there has been (or whether there could reasonably be foreseen) a "Material Adverse Effect" with respect to such Person, and (b) any adverse change, effect or development that is caused by or results from conditions generally affecting the industries (including the oil and gas industry) in which such Person conducts its business shall not be taken into account in determining whether there has been (or whether there could reasonably be foreseen) a "Material Adverse Effect" with respect to such Person.

                  "Material Subsidiary" means a Subsidiary of US Borrower which owns assets having a book value that exceeds ten percent (10%) of the book value of US Borrower's Consolidated assets; provided, so long as Canadian Borrower has any outstanding Obligations, it shall be deemed a Material Subsidiary.

                  "Maturity Date" means October 15, 2006.

                  "Maximum Credit Amount" means $3,032,000,000, which amount is subject to reduction to the extent of the reduction of any Commitments.

                  "Mitchell" means Mitchell Energy & Development Corp., a Texas corporation, and its successors and assigns.

                  "Mitchell Acquisition" means the acquisition by the US Borrower, directly or indirectly, of all of the outstanding common shares of common stock of Mitchell.

                  "Mitchell Available Amount" has the meaning assigned thereto in Section 1.1(b) of this Agreement.

                  "Mitchell Loans" has the meaning assigned thereto in Section 1.1(b) of this Agreement.

                  "Mitchell Merger" means that portion of the Mitchell Acquisition pursuant to which Mitchell shall merge with and into Mitchell Newco, with Mitchell Newco as the survivor.

                  "Mitchell Merger Agreement" means that certain merger agreement by and among the US Borrower and Mitchell dated as of August 13, 2001, as the same may be amended, supplemented or modified from time to time.

                  "Mitchell Merger Borrowing" has the meaning assigned thereto in Section 1.1(b) of this Agreement.

                  "Mitchell Merger Closing Date" means the date of consummation of the Mitchell Merger.

                  "Mitchell Newco" means a new subsidiary of the US Borrower created for the purpose of effecting the Mitchell Merger.

                  "Mitchell Restructuring Event" shall have the meaning assigned thereto in Section 10.1(d).

                  "Mitchell Shares" means all of the outstanding common shares of Mitchell.

                  "Moody's" means Moody's Investors Service, Inc., or its successor.

                  "Multiemployer Plan" mean a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA to which any ERISA Affiliate is making or is obligated to make contributions or, during the five preceding plan years, has made or has been obligated to make contributions.

                  "Net Offering Proceeds" means with respect to any offering of Indebtedness or equity securities, the gross amount of cash proceeds paid to or received by the US Borrower or the Canadian Borrower, as applicable, in respect of such offering, as the case may be, net of underwriting discounts and commissions or placement fees, investment banking fees, legal fees, consulting fees, accounting fees and other customary fees and expenses incurred by the US Borrower and its Subsidiaries in connection therewith.

                  "Northstar Energy" means Northstar Energy Corporation, a corporation organized under the laws of Alberta, Canada.

                  "Notes" means each Lender's "Note", as defined in Section 1.1(a) of this Agreement.

                  "Obligations" means all Liabilities from time to time owing by the Borrowers to any Lender Party under or pursuant to any of the Loan Documents. "Obligation" means any part of the Obligations.

                  "Offering" means a public or private offering by either Borrower of Indebtedness or equity securities the Net Offering Proceeds of which exceed $50,000,000; provided, however, that under no circumstances shall any (i) incurrence of Indebtedness by either Borrower pursuant to this Agreement, the Existing Credit Facilities or any other commitment to lend in effect on the Closing Date, (ii) capital leases or other Indebtedness incurred by either Borrower in the ordinary course of business, (iii) issuance of equity securities by either Borrower as consideration for an Acquisition, (iv) issuance of equity securities by the US Borrower upon the exercise of options, warrants or other rights to acquire equity securities which rights were outstanding on the Closing Date or issued thereafter in the ordinary course of business and consistent with past practices, or (v) issuances of equity by the Canadian Borrower to, or capital contributions to the Canadian Borrower by, the US Borrower or one or more of its wholly-owned subsidiaries constitute or be deemed to constitute an "Offering" for purposes of this Agreement.

                  "PennzEnergy Exchangeable Debentures" means the following Exchangeable Debentures of PennzEnergy Company, which were issued prior to the merger of PennzEnergy Company with and into US Borrower:

         (a) 4.90% Exchangeable Senior Debentures due August 15, 2008 in the aggregate principal amount of $443,807,000; and

         (b) 4.95% Exchangeable Senior Debentures due August 15, 2008 in the aggregate principal amount of $316,506,000.

                  "Percentage Share" means with respect to any Lender (i) when used in Article I of this Agreement, in any Borrowing Notice thereunder or when no Loans are outstanding, the percentage of the Commitments set forth opposite such Lender's name on the Lenders Schedule as modified by assignments of a Lender's rights and obligations under this Agreement made by or to such Lender in accordance with the terms of this Agreement, and (ii) when used otherwise, the percentage obtained by dividing (x) the sum of the unpaid principal balance of such Lender's Loans by (y) the sum of the aggregate unpaid principal balance of all Loans outstanding at such time.

                  "Permitted Liens" means:

         (a) Liens for taxes, assessments or governmental charges which are not due or delinquent, or the validity of which US Borrower or any Restricted Subsidiary shall be contesting in good faith; provided US Borrower or such Restricted Subsidiary shall have made adequate provision therefor in accordance with US GAAP;

         (b) the Lien of any judgment rendered, or claim filed, against US Borrower or any Restricted Subsidiary which does not constitute an Event of Default and which US Borrower or any such Restricted Subsidiary shall be contesting in good faith; provided US Borrower or such Restricted Subsidiary shall have made adequate provision therefor in accordance with US GAAP;

         (c) Liens, privileges or other charges imposed or permitted by law such as statutory liens and deemed trusts, carriers' liens, builders' liens, materialmens' liens and other liens, privileges or other charges of a similar nature which relate to obligations not due or delinquent, including any lien or trust arising in connection with workers' compensation, unemployment insurance, pension, employment and similar laws or regulations;

         (d) Liens arising in the ordinary course of and incidental to construction, maintenance or current operations which have not been filed pursuant to law against US Borrower or any Restricted Subsidiary or in respect of which no steps or proceedings to enforce such lien have been initiated or which relate to obligations which are not due or delinquent or if due or delinquent, which US Borrower or such Restricted Subsidiary shall be contesting in good faith; provided US Borrower or such Restricted Subsidiary shall have made adequate provision therefor in accordance with US GAAP;

         (e) Liens incurred or created in the ordinary course of business and in accordance with sound oil and gas industry practice in respect of the exploration, development or operation of oil and gas properties or related production or processing facilities or the transmission of petroleum substances as security in favor of any other Person conducting the exploration, development, operation or transmission of the property to which such Liens relate, for US Borrower's or any of its Restricted Subsidiaries' portion of the costs and expenses of such exploration, development, operation or transmission, provided that such costs or expenses are not due or delinquent or, if due or delinquent, which US Borrower or such Restricted Subsidiary shall be contesting in good faith; provided US Borrower or such Restricted Subsidiary shall have made adequate provision therefor in accordance with US GAAP;

         (f) overriding royalty interests, net profit interests, reversionary interests and carried interests or other similar burdens on production in respect of US Borrower's or any of its Restricted Subsidiaries' oil and gas properties that are entered into with or granted to arm's length third parties in the ordinary course of business and in accordance with sound oil and gas industry practice in the area of operation;

         (g) Liens for penalties arising under non-participation provisions of operating agreements in respect of US Borrower's or any of its Restricted Subsidiaries' oil and gas properties if such Liens do not materially detract from the value of any material part of the property of US Borrower and its Subsidiaries taken as a whole;

         (h) easements, rights-of-way, servitudes, zoning or other similar rights or restrictions in respect of land held by US Borrower or any Restricted Subsidiary (including, without limitation, rights-of-way and servitudes for railways, sewers, drains, pipe lines, gas and water mains, electric light and power and telephone or telegraph or cable television conduits, poles, wires and cables) which, either alone or in the aggregate, do not materially detract from the value of such land or materially impair its use in the operation of the business of US Borrower and its Restricted Subsidiaries taken as a whole;

         (i) security given by US Borrower or any Restricted Subsidiary to a public utility or any Governmental Authority when required by such public utility or Governmental Authority in the ordinary course of the business of US Borrower or any Restricted Subsidiary in connection with operations of US Borrower or any Restricted Subsidiary if such security does not, either alone or in the aggregate, materially detract from the value of any material part of the property of US Borrower and its Restricted Subsidiaries taken as a whole;

         (j) the right reserved to or vested in any Governmental Authority by the terms of any lease, license, grant or permit or by any statutory or regulatory provision to terminate any such lease, license, grant or permit or to require annual or other periodic payments as a condition of the continuance thereof;

         (k) all reservations in the original grant of any lands and premises or any interests therein and all statutory exceptions, qualifications and reservations in respect of title;

         (l) any Lien from time to time disclosed by US Borrower or any Restricted Subsidiary to the Administrative Agent and which is consented to by the Required Lenders;

         (m) any right of first refusal in favor of any Person granted in the ordinary course of business with respect to all or any of the oil and gas properties of US Borrower or any Restricted Subsidiary;

         (n) Liens on cash or marketable securities of US Borrower or any Restricted Subsidiary granted in connection with any Hedging Contract permitted under this Agreement;

         (o) Liens in respect of Indebtedness permitted by Sections 7.1(b), 7.1(f) and 7.1(i) of this Agreement, and Liens in respect of Indebtedness permitted by Section 7.1(c), but only to the extent that such Liens encumber the assets expressly permitted to secure such Indebtedness by the terms of Section 7.1(c);

         (p) Liens in favor of Administrative Agent for the benefit of the Lender Parties;

         (q) Liens to collateralize moneys held in a cash collateral account by a lender in respect of the prepayment of bankers' acceptances, letters of credit or similar obligations accepted or issued by such lender but only if at the time of such prepayment no default or event of default has occurred and is continuing under the credit facility pursuant to which the bankers' acceptances or letters of credit have been accepted or issued;

         (r) purchase money Liens upon or in any tangible personal property and fixtures (including real property surface rights upon which such fixtures are located and contractual rights and receivables relating to such property) acquired by US Borrower or a Restricted Subsidiary in the ordinary course of business to secure the purchase price of such property or to secure Indebtedness incurred solely for the purpose of financing the acquisition of such property, including any Liens existing on such property at the time of its acquisition (other than any such Lien created in contemplation of any such acquisition);

         (s) the rights of buyers under production sale contracts related to US Borrower's or a Restricted Subsidiary's share of petroleum substances entered into in the ordinary course of business, provided that the contracts create no rights (including any Lien) in favor of the buyer or any other Person in, to or over any reserves of petroleum substances or other assets of US Borrower or a Restricted Subsidiary, other than a dedication of reserves (not by way of Lien or absolute assignment) on usual industry terms;

         (t) Liens arising in respect of operating leases of personal property under which US Borrower or any of its Subsidiaries are lessees;

         (u) Liens on property of a Person existing at the time such Person becomes a Restricted Subsidiary, is merged into or consolidated with US Borrower or any of its Subsidiaries; provided, such Liens were in existence prior to the contemplation of such stock acquisition, merger or consolidation and do not extend to any assets other than those of the Person so acquired or merged into or consolidated with US Borrower or any of its Subsidiaries;

         (v) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Lien referred to in the preceding paragraphs (a) to (u) inclusive of this definition, so long as any such extension, renewal or replacement of such Lien is limited to all or any part of the same property that secured the Lien extended, renewed or replaced (plus improvements on such property), the indebtedness or obligation secured thereby is not increased and such Lien is otherwise permitted by the applicable section above;

         (w) Liens on Margin Stock; provided, in the case of Mitchell Shares or Anderson Shares that constitute Margin Stock, only to the extent that the Mitchell Shares or Anderson Shares, as the case may be, exceed 25% of the value of the total assets of US Borrower and its Subsidiaries;

         (x) in addition to Liens permitted by clauses (a) through (w) above, Liens on property or assets if the aggregate Indebtedness secured thereby does not exceed two percent (2%) of Consolidated Assets;

provided that nothing in this definition shall in and of itself constitute or be deemed to constitute an agreement or acknowledgment by the Administrative Agent or any Lender that the Indebtedness subject to or secured by any such Permitted Lien ranks (apart from the effect of any Lien included in or inherent in any such Permitted Liens) senior in priority to the Obligations.

                  "Person" means an individual, corporation, partnership, limited liability company, association, joint stock company, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture, Tribunal, or any other legally recognizable entity.

                  "Rating Agency" means any of S&P or Moody's, or their respective successors.

                  "Reference Rate" means, for any day, the rate of interest in effect for such day as publicly announced from time to time by UBS as its "prime rate." Such rate is a rate set by UBS based upon various factors including UBS's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by UBS shall take effect at the opening of business on the day specified in the public announcement of such change.

                  "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect.

                  "Regulation U" means Regulation U promulgated by the Board of Governors of the Federal Reserve System.

                  "Required Lenders" means Lenders whose aggregate Percentage Shares under this Agreement equal or exceed fifty percent (50%).

                  "Reserve Requirement" means, at any time, the maximum rate at which reserves (including any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System of the United States of America (or any successor) by member banks of such Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation
D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (a) any category of liabilities which includes deposits by reference to which the Adjusted Eurodollar Rate is to be determined, or (b) any category of extensions of credit or other assets which include Eurodollar Loans.

                  "Restricted Person" means any of the Borrowers and each Restricted Subsidiary.

                  "Restricted Subsidiary" means each Subsidiary of US Borrower that is not an Unrestricted Subsidiary.

                  "S&P" means Standard & Poor's Ratings Services (a division of The McGraw Hill Companies, Inc.), or its successor.

                  "Second Stage Transaction" means an amalgamation, statutory arrangement, consolidation, compulsory acquisition or other type of acquisition transaction in which the remainder of the Anderson Shares are acquired, directly or indirectly, by US Borrower.

                  "Subsidiary" means, with respect to any Person, any corporation, association, partnership, limited liability company, joint venture, business trust, or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled by or owned fifty percent or more by such Person, provided that (a) associations, joint ventures or other relationships (i) which are established pursuant to a standard form operating agreement or similar agreement or which are partnerships for purposes of federal income taxation only, (ii) which are not corporations or partnerships (or subject to the Uniform Partnership Act) under applicable state Law, and (iii) whose businesses are limited to the exploration, development and operation of oil, gas or mineral properties, transportation and related facilities and interests owned directly by the parties in such associations, joint ventures or relationships, shall not be deemed to be "Subsidiaries" of such Person and (b) associations, joint ventures or other relationships (i) which are not corporations or partnerships under applicable provincial Law, and (ii) whose businesses are limited to the exploration, development and operation of oil, gas or mineral properties, transportation and related facilities and interests owned directly by the parties in such associations, joint ventures or relationships, shall not be deemed to be "Subsidiaries" of such Person.

                  "Termination Event" means (a) the occurrence with respect to any ERISA Plan of (i) a reportable event described in Sections 4043(c)(5) or (6) of ERISA or (ii) any other reportable event described in Section 4043(c) of ERISA other than a reportable event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation pursuant to a waiver by such corporation under Section 4043(a) of ERISA; or (b) the withdrawal of any ERISA Affiliate from an ERISA Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; or (c) a complete or partial withdrawal by any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; or (d) the filing of a notice of intent to terminate any ERISA Plan or Multiemployer Plan or the treatment of any ERISA Plan amendment or Multiemployer Plan amendment as a termination under Section 4041 or 4041A of ERISA; or (e) the institution of proceedings to terminate any ERISA Plan or Multiemployer Plan by the Pension Benefit Guaranty Corporation under Section 4042 of ERISA; or (f) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Plan or Multiemployer Plan.

                  "Total Capitalization" means the sum (without duplication) of
(a) US Borrower's Consolidated Total Funded Debt plus (b) US Borrower's Consolidated shareholder's equity plus (c) 60% of the outstanding balance of the Devon Trust Securities. Total Capitalization shall be calculated excluding non-cash write-downs and related charges which are required under Rule 4-10 (Financial Accounting and Reporting for Oil and Gas Producing Activities Pursuant to the Federal Securities Laws and the Energy Policy and Conservation Act of 1975) of Regulation S-X promulgated by Securities and Exchange Commission Regulation, or by US GAAP.

                  "Total Funded Debt" means (a) Liabilities referred to in clauses (a), (b), (c), (d) and (e) of the definition of "Indebtedness", plus (b) 40% of the outstanding balance of the Devon Trust Securities. Total Funded Debt shall not include the PennzEnergy Exchangeable Debentures.

                  "Tribunal" means any government, any arbitration panel, any court or any governmental department, commission, board, bureau, agency or instrumentality of the United States of America or Canada or any state, province, commonwealth, nation, territory, possession, county, parish, town, township, village or municipality, whether now or hereafter constituted or existing.

                  "Type" means the characterization of such Loans as either Base Rate Loans or Eurodollar Loans.

                  "UBS" means UBS AG, Stamford Branch.

                  "Unrestricted Subsidiary" means any corporation, association, partnership, limited liability company, joint venture, or other business or corporate entity, enterprise or organization (a) which is listed below in this definition, or (b) in which US Borrower did not own an interest (directly or indirectly) as of the Closing Date, which thereafter became a Subsidiary of US Borrower and which, within 90 days after becoming a Subsidiary of US Borrower, was designated as an Unrestricted Subsidiary by US Borrower to Administrative Agent; provided that in the event any such Subsidiary becomes a Material Subsidiary at any time, such Subsidiary shall cease to be an Unrestricted Subsidiary at such time and shall automatically become a Restricted Subsidiary. The following Subsidiaries of US Borrower shall initially be designated as Unrestricted Subsidiaries:

                  (1)      167496 Canada Ltd.

                  (2)      172173 Canada Inc.

                  (3)      410760 Alberta Ltd.

                  (4)      655945 Alberta Ltd.

                  (5)      658387 Alberta Inc.

                  (6)      659502 Alberta Inc.

                  (7)      661151 Alberta Ltd.

                  (8)      728098 Alberta Ltd.

                  (9)      746481 Alberta Ltd.

                  (10)     853843 Alberta Ltd.

                  (11)     892306 Alberta Ltd.

                  (12)     Adobe Offshore Pipeline Company

                  (13)     American Sulphur Export Corporation

                  (14)     Amsulex, Inc.

                  (15)     Azerbaijan International Operating Corporation

                  (16)     B&N Co. A Limited Partnership

                  (17)     Blackwood & Nichols Co. A Limited Partnership

                  (18)     BN Coal, L.L.C.

                  (19)     BN Non-Coal, L.L.C.

                  (20)     Bonito Pipe Line Company

                  (21)     Braemar Shipping Company Limited

                  (22)     Cachuma Gas Processing Company

                  (23)     Canadian Gas Gathering Systems II, Inc.

                  (24)     Canoa Ranch Corporation

                  (25)     Canyon Reef Carriers, Inc.

                  (26)     Capitan Oil Pipeline Company

                  (27)     Caspian International Petroleum Company

                  (28)     Catclaw Pipeline, Inc.

                  (29)     Ceara Star (Malta) Ltd.

                  (30)     David Limited Partnership

                  (31)     DBC, Inc.

                  (32)     Devon Energy Petroleum Pipeline Company

                  (33)     Devon Energy Offshore Pipeline Company

                  (34)     Devon Acquisition Corp.

                  (35)     Devon Energy Sinai, Inc.

                  (36)     Devon Energy Intrastate Pipeline Company

                  (37)     Devon Energy Brasil, Ltda.

                  (38)     Devon Energy Suez, Inc.

                  (39)     Devon Energy Red Sea, Inc.

                  (40)     Devon Energy Egypt, Inc.

                  (41)     Devon Energy International Company

                  (42)     Devon Energy Partners A Limited Partnership

                  (43)     Devon Energy Qatar Production, Inc.

                  (44)     Devon Financing Trust

                  (45)     Devon Energy Insurance Company Limited

                  (46)     Devon Energy Canada, Ltd.

                  (47)     Devon Production Corporation, a Nevada corporation

                  (48)     Devon Energy Exploration Brazil, Inc.

                  (49)     Devon Energy Caspian Corporation

                  (50) Devon Energy Canada Holding Corporation, an Alberta corporation

                  (51)     Devon Energy Management Company, L.L.C.

                  (52)     Devon Energy Beni Suef Inc.

                  (53)     Devon-Blanco Company, an Oklahoma general partnership

                  (54)     Fanar Petroleum Company

                  (55)     Foothills Partnership

                  (56)     Gulf Coast American Corp.

                  (57)     Mexican Flats Service Company, Inc.

                  (58)     Morrison Petroleums (Alberta) Ltd.

                  (59)     Morrison Petroleums, Ltd.

                  (60)     Morrison Gas Gathering Inc.

                  (61)     Morrison Administration Corporation

                  (62)     Morrison Nuclear Inc.

                  (63)     Morrison Operating Company Ltd.

                  (64)     Mountain Energy Inc.

                  (65)     Northstar Energy Partnership

                  (66)     Northstar Energy Inc.

                  (67)     Northstar Energy Cogeneration Partnership #2

                  (68)     Nueces Intrastate Pipe Line Company

                  (69)     PennzEnergy (U.K.) Company

                  (70)     Pennzoil Caspian Development Corporation

                  (71)     Pennzoil Energy Marketing Company

                  (72)     Pennzoil Qatar Inc.

                  (73)     Pennzoil Gas Marketing Company

                  (74)     Pennzoil Asiatic Inc.

                  (75)     Pennzoil Petroleums Ltd.

                  (76)     Pennzoil Resources Canada Ltd.

                  (77)     Pennzoil Venezuela Corporation SA

                  (78)     Pepco Partners, L.P.

                  (79)     Petrolera Santa Fe (Colombia), Ltd.

                  (80)     Polar Energy Marketing Corporation

                  (81)     Richland Development Corporation

                  (82)     Richland Properties Company, L.L.C.

                  (83)     Richland Translation Company

                  (84)     Sage Creek Processors, L.L.C.

                  (85)     Santa Fe Energy Resources of Malaysia, Ltd.

                  (86)     Santa Fe Energy Resources (Thai Holding), Ltd.

                  (87)     Santa Fe Energy Resources South East Asia Limited

                  (88)     Santa Fe Energy Resources Gabon (Agali), Ltd.

                  (89)     Santa Fe Energy Resources (Bermuda) Limited

                  (90)     Santa Fe Energy Resources (Brazil Holdings I), Ltd.

                  (91)     Santa Fe Energy Resources Port Bouet Ltd.

                  (92)     Santa Fe Energy Resources Bangkok Ltd.

                  (93)     Santa Fe Energy Resources Kepala Burung Limited

                  (94)     Santa Fe Energy Resources of Gabon, Ltd.

                  (95)     Santa Fe Platform Management, Inc.

                  (96)     Santa Fe Energy Resources (Brazil Holdings II), Ltd.

                  (97)     Santa Fe Energy Resources (New Ventures IV), Ltd.

                  (98)     Santa Fe Energy Resources (Jabung), Ltd.

                  (99)     Santa Fe Energy Company of Argentina

                  (100)    Santa Fe Energy Resources of Bolivia, Inc.

                  (101)    Santa Fe Energy Resources of Peru, Ltd.

                  (102)    Santa Fe Energy Resources of Myanmar, Ltd.

                  (103)    Santa Fe Energy Resources of Canada, Inc.

                  (104)    Santa Fe Energy Resources (New Ventures III), Ltd.

                  (105)    Santa Fe Energy Resources of Gabon (Mondah Bay), Ltd.

                  (106)    Santa Fe Energy Resources (Cote D'Ivoire) Ltd.

                  (107)    Santa Fe Energy Resources Congo, Ltd.

                  (108)    Santa Fe Energy Resources (Thailand), Ltd.

                  (109)    Santa Fe Energy Resources Limited

                  (110)    Santa Fe Energy Resources (New Ventures II), Ltd.

                  (111)    Santa Fe Energy Resources International, Ltd.

                  (112)    Santa Fe Energy Resources of Ghana, Ltd.

                  (113)    Santa Fe Energy Resources (Delaware), Ltd.

                  (114)    Santa Fe Pacific Fuels Company

                  (115)    Santa Fe Energy Resources of China, Ltd.

                  (116)    Santa Fe Energy Resources of Morocco, Ltd.

                  (117)    Santa Fe Energy Resources Pagatan Ltd.

                  (118)    Security Purchasing, Inc.

                  (119)    SFERI, Inc.

                  (120)    SFR Petroleo Do Brazil Ltda.

                  (121)    SFS (International), Ltd.

                  (122)    SFS Malta Holding Company Ltd.

                  (123)    SFS (France) SARL

                  (124)    SFS Malta One, Inc.

                  (125)    SFS (Holdings), Ltd.

                  (126)    SFS Malta Two, Inc.

                  (127)    SFS Malta International Trading Company Ltd.

                  (128)    Sisquoc Gas Pipeline Company

                  (129)    Snyder Gas Marketing, Inc.

                  (130)    Snyder Fluid Technology, Inc.

                  (131)    SOCO International Holdings, Inc.

                  (132)    SOCO Louisiana Leasing, Inc.

                  (133)    SOCO Gas Systems, Inc.

                  (134)    SOCO International, Inc.

                  (135)    SOCO Technologies, Inc.

                  (136)    Strategic Trust Company

                  (137)    Thunder Creek Gas Services, L.L.C.

                  (138)    Tiburon Transport Company

                  (139)    Trend Exploration (PNG) Party Ltd.

                  (140)    Trend Argentina S.A.

                  (141)    Vermejo Park Corporation

                  (142)    Vermejo Minerals Corporation

                  (143)    Wyoming Gathering and Production Company, Inc.

                  (144)    Tall Grass Services, L.L.C.

                  (145)    Devon Energy Charitable Foundation

                  (146)    Canadian Mustang Energy Inc.

                  "US Account" means an account established by Administrative Agent in New York into which funds to be advanced to Canadian Borrower by Lenders in US Dollars and funds to be paid by Canadian Borrower to Lenders in US Dollars will be deposited.

                  "US Dollar" or "$" means the lawful currency of the United States of America.

                  "US GAAP" means those generally accepted accounting principles and practices which are recognized as such from time to time by the Financial Accounting Standards Board (or any generally recognized successor) and which, in the case of US Borrower and its Consolidated Subsidiaries, are applied for all periods after the Closing Date in a manner consistent with the manner in which such principles and practices were applied to the Initial Financial Statements.

                                   ARTICLE III

                               PAYMENTS TO LENDERS

                  Section 3.1. General Procedures. Each payment in respect of the Loans or Commitments shall be made by or on behalf of the Applicable Borrower to Administrative Agent for the account of the Lender Party to whom such payment is owed, in lawful money of the United States of America, without set-off, deduction or counterclaim, except as otherwise provided in Section 3.9, and in immediately available funds. Each such payment must be received by Administrative Agent not later than 11:00 a.m., New York City time, on the date such payment becomes due and payable. Any payment received by Administrative Agent after such time will be deemed to have been made on the next following Business Day. Should any such payment become due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, in the case of a payment of principal or past due interest, interest shall accrue and be payable thereon for the period of such extension as provided in the Loan Document under which such payment is due. Each payment under a Loan Document shall be due and payable at the place provided therein and, if no specific place of payment is provided, shall be due and payable at the place of payment of Administrative Agent's Note. When Administrative Agent collects or receives money on account of the Obligations, Administrative Agent shall distribute all money so collected or received by 2:00 p.m. New York City time on the Business Day received, if received by 11:00 a.m., New York City time, otherwise on the day of deemed receipt, and each Lender Party shall apply all such money so distributed, as follows:

                  (a) first, for the payment of all Obligations which are then due (and if such money is insufficient to pay all such Obligations, first to any reimbursements due Administrative Agent under Section 6.9 or 10.4, then to any reimbursement due any other Lender Party under
         Section 10.4, and then to the partial payment of all other Obligations then due in proportion to the amounts thereof, or as Lender Parties shall otherwise agree);

                  (b) then for the prepayment of amounts owing under the Loan Documents (other than principal of the Loans) if so specified by the Applicable Borrower;

                  (c) then for the prepayment of principal of the Loans, together with accrued and unpaid interest on the principal so prepaid; and

                  (d) last, for the payment or prepayment of any other Obligations.

All payments applied to principal or interest on any Loan shall be applied first to any interest then due and payable, then to principal then due and payable, and last to any prepayment of principal and interest in compliance with Sections
1.6 and 2.1. All distributions of amounts described in any of clauses (b), (c) and (d) of the sentence immediately prior to the preceding sentence shall be made by Administrative Agent pro rata to each Lender Party then owed Obligations described in such clauses in proportion to all amounts owed to all Lender Parties which are described in such clauses.

                  Section 3.2. Increased Cost and Reduced Return.

                  (a) If, after the date hereof, the adoption of any applicable Law, rule, or regulation, or any change in any applicable Law, rule, or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender Party (or its Applicable Lending Office) with any request or directive (whether or not having the force of Law) of any such Governmental Authority, central bank, or comparable agency (the occurrence of any of the foregoing events being referred to as a "Change in Law"):

                  (i) shall subject such Lender Party (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Eurodollar Loans, or its obligation to make Eurodollar Loans, or change the basis of taxation of any amounts payable to such Lender Party (or its Applicable Lending Office) under any Loan Document in respect of any Eurodollar Loans (other than taxes (including franchise taxes) imposed on the overall net income of such Lender Party by the jurisdiction in which such Lender Party has its principal office or such Applicable Lending Office);

                 (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Reserve Requirement utilized in the determination of the Adjusted Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender Party (or its Applicable Lending Office), including the commitment of such Lender Party hereunder; or

                (iii) shall impose on such Lender Party (or its Applicable Lending Office) or the London interbank market any other condition affecting any Loan Document or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender Party (or its Applicable Lending Office) of making, converting into, continuing, or maintaining any Eurodollar Loans or to reduce any sum received or receivable by such Lender Party (or its Applicable Lending Office) under this Agreement or its Notes with respect to any Eurodollar Loans, then the Applicable Borrower shall pay to such Lender Party on demand such amount or amounts as will compensate such Lender Party for such increased cost or reduction. If any Lender Party requests compensation by the Applicable Borrower under this Section 3.2(a), such Borrower may, by notice to such Lender Party (with a copy to Administrative Agent), suspend the obligation of such Lender Party to make or continue Loans of the Type with respect to which such compensation is requested, or to convert Loans of any other Type into Loans of such Type, until the condition or event giving rise to such request ceases to be in effect (in which case the provisions of Section 3.5 shall be applicable); provided that such suspension shall not affect the right of such Lender Party to receive the compensation so requested.

                  (b) If, after the date hereof, any Lender Party shall have determined that the adoption of any applicable Law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of Law) of any such Governmental

Authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender Party or any corporation controlling such Lender Party as a consequence the obligations of such Lender Party hereunder to a level below that which such Lender Party or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand the Applicable Borrower shall pay such Lender Party such additional amount or amounts as will compensate such Lender Party for such reduction, but only to the extent that such Lender Party has not been compensated therefor by any increase in the Adjusted Eurodollar Rate; provided that if such Lender Party fails to give notice to the Applicable Borrower or Borrowers of any additional costs within ninety (90) days after it has actual knowledge thereof, such Lender Party shall not be entitled to compensation for such additional costs incurred more than ninety (90) days prior to the date on which notice is given by such Lender Party.

                  (c) Each Lender Party shall promptly notify Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender Party to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender Party, be otherwise disadvantageous to it. Any Lender Party claiming compensation under this Section shall furnish to Borrowers and Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender Party shall act in good faith and may use any reasonable averaging and attribution methods.

                  Section 3.3. Limitation on Types of Loans. If on or prior to the first day of any Interest Period for any Eurodollar Loan:

                  (a) Administrative Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

                  (b) the Required Lenders determine (which determination shall be conclusive) and notify Administrative Agent that the Adjusted Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of funding Eurodollar Loans for such Interest Period, then Administrative Agent shall give the Applicable Borrower prompt notice thereof specifying the relevant amounts or periods, and so long as such condition remains in effect, the Lender Parties shall be under no obligation to make additional Eurodollar Loans, continue Eurodollar Loans or convert Base Rate Loans into Eurodollar Loans, and the Applicable Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Loans or convert such Loans into Base Rate Loans in accordance with the terms of this Agreement.

                  Section 3.4. Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender Party or its Applicable Lending Office to make, maintain, or fund Eurodollar Loans hereunder, then such Lender Party shall promptly notify the Applicable Borrowers thereof and such Lender Party's obligation to make or continue Eurodollar Loans, as the case may be, and to convert Base Rate Loans into Eurodollar Loans, shall be suspended until such time as such Lender Party may again make, maintain, and fund the Eurodollar Loans (in which case the provisions of Section 3.5 shall be applicable).

                  Section 3.5. Treatment of Affected Loans. If the obligation of any Lender Party to make a particular Type of Loan or to continue, or to convert Loans of any other Type into, Loans of a particular Type shall be suspended pursuant to Section 3.2, 3.3 or 3.4 hereof (Loans of such Type being herein called "Affected Loans" and such Type being herein called the "Affected Type"), such Lender Party's Affected Loans shall be automatically converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion required by Section 3.4 hereof, on such earlier date as such Lender Party may specify to the Applicable Borrower with a copy to Administrative Agent) and, unless and until such Lender Party gives notice as provided below that the circumstances specified in Section 3.2,
3.3 or 3.4 hereof that gave rise to such Conversion no longer exist:

                  (a) to the extent that such Lender Party's Affected Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender Party's Affected Loans shall be applied instead to its Base Rate Loans; and

                  (b) all Loans that would otherwise be made or continued by such Lender Party as Loans of the Affected Type shall be made or continued instead as Base Rate Loans and all Loans of such Lender Party that would otherwise be converted into Loans of the Affected Type shall be converted instead into (or shall remain as) Base Rate Loans.

If such Lender Party gives notice to the Applicable Borrower (with a copy to Administrative Agent) that the circumstances specified in Section 3.2, 3.3 or
3.4 hereof that gave rise to the Conversion of such Lender Party's Affected Loans pursuant to this Section no longer exist (which such Lender Party agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans of the Affected Type made by other Lender Parties are outstanding, such Lender Party's Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Loans of the Affected Type, to the extent necessary so that, after giving effect thereto, all Loans held by the Lender Parties holding Loans of the Affected Type and by such Lender Party are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their Percentage Shares.

                  Section 3.6. Compensation. Upon the request of any Lender Party, the applicable Borrower shall pay to such Lender Party such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender Party) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

                  (a) any payment, prepayment, or Conversion of a Eurodollar Loan, for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 8.1) on a date other than the last day of the Interest Period for such Loan; or

                  (b) any failure by such Borrower for any reason (including, without limitation, the failure of any condition precedent specified in
         Article IV to be satisfied) to borrow, convert, continue, or prepay a Eurodollar Loan, on the date for such borrowing, Conversion,

         Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Agreement.

                  Section 3.7. Change of Applicable Lending Office. Each Lender Party agrees that, upon the occurrence of any event giving rise to the operation of Sections 3.2 through 3.5 with respect to such Lender Party, it will, if requested by the Applicable Borrower, use reasonable efforts (subject to overall policy considerations of such Lender Party) to designate another Applicable Lending Office, provided that such designation is made on such terms that such Lender Party and its Applicable Lending Office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such section. Nothing in this section shall affect or postpone any of the obligations of any Borrower or the rights of any Lender Party provided in Sections 3.2 through 3.5.

                  Section 3.8. Replacement of Lenders. If (i) any Lender Party seeks reimbursement for increased costs under Sections 3.2 through 3.5, or if a Borrower is required to increase any such payment under Section 3.9 or (ii) any Lender has failed to consent to a proposed amendment, waiver, discharge or termination which pursuant to the terms of Section 10.1 requires the consent of all of the Lenders and with respect to which the Required Lenders shall have granted their consent, then within ninety days thereafter, -- provided no Event of Default then exists -- US Borrower shall have the right (unless such Lender Party withdraws its request for additional compensation or grants such consent) to replace such Lender Party by requiring such Lender Party to assign its Loans and Notes, and its Commitments hereunder to an Eligible Transferee reasonably acceptable to all Borrowers, provided that: (a) all Obligations of Borrowers owing to such Lender Party being replaced (including such increased costs, but excluding principal and accrued interest on the Notes being assigned) shall be paid in full to such Lender Party concurrently with such assignment, and (b) the replacement Eligible Transferee shall purchase the foregoing by paying to such Lender Party a price equal to the principal amount thereof plus accrued and unpaid interest thereon. In connection with any such assignment the applicable Borrower, Administrative Agent, such Lender Party and the replacement Eligible Transferee shall otherwise comply with Section 10.6. Notwithstanding the foregoing rights of Borrowers under this section, however, a Borrower may not replace any Lender Party which seeks reimbursement for increased costs under Sections 3.2 through 3.5 unless such Borrower is at the same time replacing all Lender Parties which are then seeking such compensation. In connection with any such replacement of a Lender Party, Borrowers shall pay all costs that would have been due to such Lender Party pursuant to Section 3.6 if such Lender Party's Loans had been prepaid at the time of such replacement.

                  Section 3.9. Taxes.

                  (a) Except as otherwise provided herein, any and all payments by any Borrower to or for the account of any Lender Party or Administrative Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender Party and the Administrative Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the Laws of which such Lender Party (or its Applicable Lending Office) or the Administrative Agent is organized or is a resident for tax purposes or any political subdivision thereof or by any other jurisdiction, as a result of a present or former connection between such Lender Party or the Administrative Agent (or any Applicable Lending Office, branch or affiliate of such Lender Party or the Administrative Agent) and such other jurisdiction, other than a connection with such other jurisdiction solely by reason of making the Loans hereunder, the receipt of payments in respect of such Loans or the enforcement of any rights of such Lender Party or the Administrative Agent in respect of such Loans (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter in this Section 3.9 referred to as "Taxes"). Except as otherwise provided herein, if a Borrower shall be required by Law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to any Lender Party, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this section) such Lender Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions, and (iii) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law.

                  (b) In addition, each Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter in this Section 3.9 referred to as "Other Taxes").

                  (c) Each Borrower agrees to indemnify each Lender Party and Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this section) paid by such Lender Party or Administrative Agent (as the case may be) and any liability (including penalties, interest, and expenses, other than penalties and interest (i) that accrued during any periods of time beginning on the 10th Business Day following the day on which the Lender Party or Administrative Agent, as applicable, has actual knowledge of the imposition or assertion of such Taxes or Other Taxes, and ending on the Business Day on which the Lender Party or Administrative Agent, as applicable, delivers notice thereof to the Borrower and enables the Borrower to make payment thereof on behalf of such Lender Party or the Administrative Agent (including the delivery to the Borrowers of any relevant documentation and consents) or (ii) that are otherwise imposed or asserted on account of the bad faith or willful misconduct of such Lender Party or Administrative Agent) arising therefrom or with respect thereto. For purposes of this Section 3.9(c), "Taxes" and "Other Taxes" shall not include any penalties, interest or expenses described in the third parenthetical of the immediately preceding sentence. Any Lender Party or Administrative Agent claiming such indemnification shall do so by making written demand therefor, accompanied by a calculation in reasonable detail of the amount demanded and evidence of the Taxes or Other Taxes paid by the Administrative Agent or such Lender Party.

                  (d) Each Lender Party that is, or is treated for U.S. tax purposes as, a Person organized under the Laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender Party listed on the signature pages hereof and on or prior to the date on which it becomes a Lender Party in the case of each other Lender Party, and from time to time thereafter if requested in writing by the Applicable Borrower or Administrative Agent (but only so long as such Lender Party remains lawfully able to do so), shall provide the Applicable Borrower and Administrative Agent with a properly executed (i) Internal Revenue Service Form W-8BEN or W-8ECI, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender Party is entitled to benefits under an income tax treaty to which the United States is a party which eliminates U.S. withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, or (ii) any other form or certificate required by any United States taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code) or, at the reasonable request of a Borrower, any other form or certificate required by any other taxing authority that such Lender Party is legally entitled to deliver, in each case certifying or establishing that such Lender Party is entitled to an exemption (or in the case of a form or certificate of a non-U.S. taxing authority, a reduced rate of withholding) from tax on payments pursuant to this Agreement or any of the other Loan Documents.

                  (e) For any period with respect to which a Lender Party (x) has failed to provide the Applicable Borrower and Administrative Agent with the appropriate form pursuant to Section 3.9(d) (unless such failure is due to a change in treaty, Law, or regulation occurring subsequent to the date on which a form originally was required to be provided), (y) provides the Applicable Borrower and Administrative Agent with forms, certificates, information or documentation that contains any information that is untrue or inaccurate in any material respect as of the date of delivery, or (z) constitutes a "conduit entity" within the meaning of U.S. Treasury Regulations Section 1.881-3 (or any successor provision), such Lender Party shall not be entitled to payments of any additional amounts or indemnification under Section 3.9(a), 3.9(b) or 3.9(c) with respect to Taxes imposed by the United States to the extent resulting from the facts described in clauses (x), (y) and (z); provided, however, that should a Lender Party which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to Taxes because of its failure to deliver a form required hereunder, US Borrower shall take such steps as such Lender Party shall reasonably request to assist such Lender Party to recover such Taxes, provided, however, that US Borrower shall not be required to take any such steps as it determines, in its reasonable judgment, would be disadvantageous to it. Further, the Applicable Borrower shall not be required to indemnify such Lender Party for such withholding taxes which the Applicable Borrower is required to withhold and remit in respect of any principal, interest or other amount paid or payable by the Applicable Borrower to or for account of any Lender Party hereunder or under any other Loan Document.

                  (f) If a Borrower is required to pay additional amounts to or for the account of any Lender Party pursuant to this Section 3.9, then such Lender Party will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office or to assign its Commitments and any Loans made thereunder to an Affiliate so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender Party, is not otherwise disadvantageous to such Lender Party and in the event the Lender Party is reimbursed for an amount paid by a Borrower pursuant to this Section 3.9, it shall promptly return such amount to such Borrower.

                  (g) Each Lender Party agrees to indemnify and hold harmless each Borrower from and against any taxes, penalties, interest or other costs or losses (including, without limitation, reasonable attorneys' fees and expenses) incurred or payable by the Applicable Borrower as a result of the failure of the Applicable Borrower to withhold any Taxes imposed by the United States or any other jurisdiction at the appropriate rate from any payments made pursuant to this Agreement to such Lender Party or Administrative Agent, which failure resulted from the Applicable Borrower's reliance on any form, statement, certificate or other information provided to it by such Lender Party pursuant to clause (d) of this Section 3.9.

                  (h) If any Lender Party or Administrative Agent, as the case may be, receives a refund of any Taxes for which a payment or indemnification has been made by the Applicable Borrower, then such Lender Party or Administrative Agent, as the case may be, shall reimburse the Applicable Borrower for such amount as such Lender Party or Administrative Agent, as the case may be, determines to be the portion of the refund as will leave it, after such reimbursement, in no better or worse position than it would have been if the Tax giving rise to the payment or indemnification had not been imposed and the corresponding additional amount or indemnification payment not been made. No Lender Party nor Administrative Agent shall be obligated to disclose the information regarding its tax affairs or computations to a Borrower in connection with its obligations under this clause (h).

                  (i) Within thirty (30) days after the date of any payment of Taxes, the applicable Borrower shall furnish to Administrative Agent the original or a certified copy of a receipt evidencing such payment.

                  (j) Without prejudice to the survival of any other agreement of Borrowers hereunder, the agreements and obligations of Borrowers contained in this section shall survive the termination of the Facility Commitment Period and the payment in full of the Loans.

                                   ARTICLE IV

                         CONDITIONS PRECEDENT TO LENDING

                  Section 4.1. Documents to be Delivered. No Lender has any obligation to make its first Loan unless Administrative Agent shall have received all of the following, at Administrative Agent's office in Stamford, Connecticut, duly executed and delivered and in form, substance and date satisfactory to Administrative Agent:

                  (a) This Agreement and any other documents that Lenders are to execute in connection herewith.

                  (b) To the extent requested by a Lender, each Note issuable to such Lender hereunder.

                  (c) The Guaranties of US Borrower and Canadian Borrower.

                  (d) The following certificates of each Borrower:

                           (i) An "Omnibus Certificate" of the Secretary or
                  Assistant Secretary and of the Chairman of the Board, President or Senior Vice President - Finance of such Borrower, which shall contain the names and signatures of the officers of such Borrower authorized to execute Loan Documents and which shall certify to the truth, correctness and completeness of the following exhibits attached thereto: (1) a copy of resolutions duly adopted by the Board of Directors of such Borrower and in full force and effect at the time this Agreement is entered into, authorizing the execution of this Agreement and the other Loan Documents delivered or to be delivered in connection herewith and the consummation of the transactions contemplated herein and therein, (2) a copy of the charter documents of such Borrower and all amendments thereto, certified by the appropriate official of its jurisdiction of organization, and (3) a copy of the bylaws of such Borrower or comparable organizational document; and

                          (ii) A "Compliance Certificate" of the Senior Vice
                  President - Finance and of the Treasurer or Vice President - Accounting of such Borrower, of even date with such Loan, in which such officers certify to the satisfaction of the conditions set out in subsections (a) and (b) of Section 4.6.

                  (e) Certificate (or certificates) of the due formation, valid existence and good standing (or equivalent status) of each Borrower in its jurisdiction of organization, issued by the appropriate official of such jurisdiction.

                  (f) A favorable opinion of Mayer, Brown & Platt, counsel for US Borrower, substantially in the form set forth in Exhibit E-1, and a favorable opinion of Stewart McKelvey Stirling Scales, counsel for Canadian Borrower, substantially in the form of Exhibit E-2.

                  (g) The Initial Financial Statements.

                  Section 4.2. Additional Conditions Precedent to First Loan. No Lender has any obligation to make its first Loan unless on the date thereof:

                  (a) All commitment, facility, agency, legal and other fees required to be paid or reimbursed to any Lender prior to the requested date of such Loan pursuant to any Loan Documents or any commitment agreement heretofore entered into shall have been paid.

                  (b) US Borrower shall have certified to Administrative Agent and Lenders that the Initial Financial Statements fairly present US Borrower's Consolidated financial position at the respective dates thereof and the Consolidated results of US Borrower's operations and US Borrower's Consolidated cash flows for the respective periods thereof.

                  (c) All legal matters relating to the Loan Documents and the consummation of the transactions contemplated thereby shall be satisfactory to Cahill Gordon & Reindel, counsel to Administrative Agent.

                  Section 4.3. Conditions to Initial Mitchell Loans. No Lender has any obligation to make the initial Mitchell Loan unless on the date thereof:

                  (a) The structure, terms and conditions of the Mitchell Acquisition, the Mitchell Merger Agreement and the Mitchell Merger have not changed from those in the Mitchell Merger Agreement as in effect on the date hereof in any material respect that could reasonably be expected to be adverse to the Lenders.

                  (b) To the extent reasonably requested by the Arrangers, the Arrangers shall have received copies, certified by US Borrower, of all filings made with any governmental authority in connection with the Mitchell Merger.

                  (c) The Mitchell Merger Agreement includes, without limitation, conditions to the effect that any "poison pill" or similar security or contractual arrangement of Mitchell or any statutory provisions restricting the ability of the US Borrower to effect the Mitchell Merger and other provisions of law which could reasonably be expected to materially impede or delay the Mitchell Merger or result in a Material Adverse Effect on the US Borrower or Mitchell have been effectively rendered inapplicable to the Mitchell Merger.

                  (d) The Lenders shall have received an internally prepared, unaudited pro forma Consolidated balance sheet and income statement of the US Borrower and its Consolidated subsidiaries as of June 30, 2001 after giving effect to the Acquisitions and the financings therefor and, if requested by the Arrangers, updates thereof for any quarter that has ended at least 45 days prior to the Mitchell Merger Closing Date.

                  (e) Simultaneously with the making of the initial Mitchell Loan, the Mitchell Merger shall have been consummated in all material respects in accordance with the terms of the Mitchell Merger Agreement, and all conditions in the Mitchell Merger Agreement and related documents that are to be satisfied at the Mitchell Merger Closing Date shall have been satisfied, and not waived, amended, supplemented or otherwise modified in any material respect except with the consent of the Arrangers (which consent shall not be unreasonably withheld or delayed and which shall be deemed to have been given if after notification of any such waiver, amendment, supplement or modification the Arrangers have not objected to a specific amendment, supplement or modification in writing within one Business Day of such notification to Administrative Agent and Borrowers).

                  (f) The Mitchell Merger, the Mitchell Acquisition, the making of the Mitchell Loans and the other transactions contemplated hereby with respect to the Mitchell Acquisition are in full compliance with all legal requirements, including without limitation and to the extent applicable Regulations T, U and X of the Board of Governors of the Federal Reserve System, and all necessary governmental and third party approvals in connection with such borrowings and the Mitchell Merger and the Mitchell Acquisition shall have been obtained and remain in effect (other than approvals the failure of which to obtain would not reasonably be expected to have a Material Adverse Effect on the US Borrower or Mitchell or to prevent the consummation of the Mitchell Merger).

                  Section 4.4. Conditions to Initial Anderson Loans. No Lender has any obligation to make the initial Anderson Loan unless on the date thereof:

                  (a) The structure, terms and conditions of the Anderson Acquisition, the Anderson Tender Offer and the Anderson Merger shall not have changed from those described in the Anderson Acquisition Agreement as in effect on the date hereof in any material respect that could reasonably be expected to be adverse to the Lenders.

                  (b) To the extent reasonably requested by the Arrangers, the Arrangers shall have received copies, certified by the US Borrower, of all filings made with any governmental authority in connection with the Anderson Acquisition.

                  (c) All Anderson Tendered Shares shall have been accepted for payment in accordance with the terms of the Anderson Tender Offer in an amount such that US Borrower shall, directly or indirectly, upon consummation of the Anderson Tender Offer, own and control not less than 66-2/3% of the Anderson Shares (on a fully diluted basis) or such greater amount as shall be necessary to effect a Second Stage Transaction.

                  (d) The Canadian Lenders shall have received an internally prepared, unaudited pro forma Consolidated balance sheet and income statement of the US Borrower and its Consolidated subsidiaries dated as of the quarter ended as of June 30, 2001 after giving effect to the Acquisitions and the financings therefor and, if requested by the Arrangers, updates thereof for any quarter that has ended at least 45 days prior to the Anderson Tender Offer Closing Date.

                  (e) The Anderson Tender Offer includes, without limitation, conditions to the effect that any "poison pill" or similar security or contractual arrangement of Anderson or any statutory provisions restricting the ability of the US Borrower to effect the Anderson Merger or other transaction with Anderson and other provisions of law which could reasonably be expected to materially impede or delay the Anderson Merger or result in a Material Adverse Effect on the US Borrower or Anderson have been effectively rendered inapplicable to the Anderson Tender Offer and the Anderson Merger.

                  (f) Simultaneously with the making of the initial Anderson Loan, the Anderson Tender Offer shall have been consummated in all material respects in accordance with the terms of the Anderson Acquisition Agreement and the other documents therefor, and all conditions that are to be satisfied at the Anderson Tender Offer Closing Date have been satisfied, and not waived, amended, supplemented or otherwise modified in any material respect except with the consent of the Arrangers (which consent shall not be unreasonably withheld or delayed and which shall be deemed to have been given if after notification of any such waiver, amendment, supplement or modification the Arrangers have not objected to a specific amendment, supplement or modification in writing within one Business Day of such notification to Administrative Agent and Borrowers).

                  (g) The Anderson Tender Offer, the Anderson Merger, the Anderson Acquisition, the making of the Anderson Loans and the other transactions contemplated hereby with respect to the Anderson Acquisition are in full compliance with all legal requirements, including without limitation and to the extent applicable, Regulations T, U and X of the Board of Governors of the Federal Reserve System, and all necessary governmental and third party approvals in connection with such borrowings and the Anderson Tender Offer, the Anderson Merger and the Anderson Acquisition shall have been obtained and remain in effect (other than approvals the failure of which to obtain would not reasonably be expected to have a Material Adverse Effect on any of the US Borrower or Anderson or to prevent the consummation of the Anderson Merger).

                  Section 4.5. Conditions Precedent to General Purpose Loans. No Lender has any obligation to make the initial General Purpose Loan unless on or before the date thereof an officer of the US Borrower delivers a certificate to Administrative Agent stating either (x) that the transactions and borrowings contemplated in connection with the Mitchell Available Amount and the Anderson Available Amount have been consummated to the extent required by Section 1.1(b) or (y) one of the Acquisitions has been abandoned and the transactions and borrowings in respect of the other Acquisition have been consummated to the extent required by Section 1.1(b).

                  Section 4.6. Additional Conditions Precedent to All Loans. No Lender has any obligation to make any Loan (including its first), unless the following conditions precedent have been satisfied:

                  (a) All representations and warranties made by any Restricted Person in Sections 5.2 through 5.6, inclusive, and Sections 5.10 through 5.13, inclusive, of this Agreement or in any other Loan Document shall be true in all material respects on and as of the date of such Loan (except to the extent that the facts upon which such representations are based have been changed by the extension of credit hereunder) as if such representations and warranties had been made as of the date of such Loan.

                  (b) No Default shall exist at the date of such Loan.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

                  To confirm each Lender's understanding concerning Restricted Persons and Restricted Persons' businesses, properties and obligations and to induce each Lender to enter into this Agreement and to extend credit hereunder, each Borrower represents and warrants to each Lender that:

                  Section 5.1. No Default. No event has occurred and is continuing which constitutes a Default.

                  Section 5.2. Organization and Good Standing. Each Borrower and each Material Subsidiary is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, having all powers required to carry on its business and enter into and carry out the transactions contemplated hereby. Each Borrower and each Material Subsidiary is duly qualified, in good standing, and authorized to do business in all other jurisdictions within the United States wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such qualification necessary except where failure to so qualify would not have a Material Adverse Effect. Each Borrower and each Material Subsidiary has taken all actions and procedures customarily taken in order to enter, for the purpose of conducting business or owning property, each jurisdiction outside the United States wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such actions and procedures desirable except where failure to so qualify would not have a Material Adverse Effect.

                  Section 5.3. Authorization. Each Borrower has duly taken all action necessary to authorize the execution and delivery by it of the Loan Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder and each Borrower is duly authorized to borrow funds hereunder.

                  Section 5.4. No Conflicts or Consents. The execution and delivery by the various Restricted Persons of the Loan Documents to which each is a party, the performance by each of its obligations under such Loan Documents, and the consummation of the transactions contemplated by the various Loan Documents, do not and will not (i) conflict with any provision of (A) any Law, (B) the organizational documents of any Restricted Person, or (C) any agreement, judgment, license, order or permit applicable to or binding upon any Restricted Person unless such conflict would not reasonably be expected to have a Material Adverse Effect, or (ii) result in the acceleration of any Indebtedness owed by any Restricted Person which would reasonably be expected to have a Material Adverse Effect, or (iii) result in or require the creation of any Lien upon any assets or properties of any Restricted Person which would reasonably be expected to have a Material Adverse Effect, except as expressly contemplated or permitted in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any Tribunal or third party is required in connection with the execution, delivery or performance by any Restricted Person of any Loan Document or to consummate any transactions contemplated by the Loan Documents to which it is a party, unless failure to obtain such consent would not reasonably be expected to have a Material Adverse Effect.

                  Section 5.5. Enforceable Obligations. This Agreement is, and the other Loan Documents when duly executed and delivered will be, legal, valid and binding obligations of each Restricted Person which is a party hereto or thereto, enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors' rights.

                  Section 5.6. Full Disclosure. No certificate, statement or other information delivered herewith or heretofore by any Restricted Person to any Lender in connection with the negotiation of this Agreement or in connection with any transaction contemplated hereby contains any untrue statement of a material fact or omits to state any material fact known to any Restricted Person (other than industry-wide risks normally associated with the types of businesses conducted by Restricted Persons) necessary to make the statements contained herein or therein not misleading as of the date made or deemed made (provided that all such certificates, statements and other information is to be viewed in conjunction with the reports, statements, schedules and other information included in filings (collectively, "Securities Filings") made by the US Borrower, the Canadian Borrower, Mitchell or Anderson with the Securities and Exchange Commission or, to the extent publicly available, analogous Canadian Regulatory authorities). There is no fact known to any Restricted Person (other than industry-wide risks normally associated with the types of businesses conducted by Restricted Persons) that has not been disclosed to each Lender in writing or in one or more Securities Filings which would reasonably be expected to have a Material Adverse Effect.

                  Section 5.7. Litigation. Except as disclosed in the Initial Financial Statements, in the financial statements delivered to Administrative Agent and Lenders pursuant to Section 6.2, in the Disclosure Schedule or in a Disclosure Report, (a) there are no actions, suits or legal, equitable, arbitrative or administrative proceedings pending, or to the knowledge of any Restricted Person threatened, against any Restricted Person before any Tribunal which would reasonably be expected to have a Material Adverse Effect, and (b) there are no outstanding judgments, injunctions, writs, rulings or orders by any such Tribunal against any Restricted Person which would reasonably be expected to have a Material Adverse Effect.

                  Section 5.8. [Reserved]

                  Section 5.9. [Reserved]

                  Section 5.10. US Borrower's Subsidiaries. As of the date of this Agreement, US Borrower does not have any Material Subsidiaries except those listed in the Disclosure Schedule or in a Disclosure Report (it being understood that inclusion of a Subsidiary on the Disclosure Schedule does not mean that such Subsidiary is a Material Subsidiary). US Borrower owns, directly or indirectly, the equity interest in each of its Subsidiaries which is indicated in the Disclosure Schedule or in a Disclosure Report.

                  Section 5.11. Title to Properties; Licenses. Each Restricted Person has good and defensible title to all of its material properties and assets, free and clear of all Liens other than Permitted Liens and of all impediments to the use of such properties and assets in such Restricted Person's business except to the extent failure to have such title would not have a Material Adverse Effect. Each Restricted Person possesses all licenses, permits, franchises, patents, copyrights, trademarks and trade names, and other intellectual property (or otherwise possesses the right to use such intellectual property without violation of the rights of any other Person) which are necessary to carry out its business as presently conducted and as presently proposed to be conducted hereafter except to the extent failure to possess such licenses, permits, franchises, and intellectual property would not have a Material Adverse Effect, and no Restricted Person is in violation in any material respect of the terms under which it possesses such intellectual property or the right to use such intellectual property except to the extent any such violation would not have a Material Adverse Effect.

                  Section 5.12. Government Regulation. Neither US Borrower nor any other Restricted Person owing Obligations is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940 (as any of the preceding acts have been amended) or any other Law which regulates the incurring by such Person of Indebtedness, including Laws relating to common contract carriers or the sale of electricity, gas, steam, water or other public utility services.

                  Section 5.13. Solvency. Upon giving effect to the issuance of the Notes, the execution of the Loan Documents by each Borrower and the consummation of the transactions contemplated hereby, each Borrower will be solvent (as such term is used in applicable bankruptcy, liquidation, receivership, insolvency or similar Laws).

                                   ARTICLE VI

                       AFFIRMATIVE COVENANTS OF BORROWERS

                  To conform with the terms and conditions under which each Lender is willing to have credit outstanding to US Borrower or Canadian Borrower, as the case may be, and to induce each Lender to enter into this Agreement and extend credit hereunder, each Borrower warrants, covenants and agrees that until the full and final payment of the Obligations and the termination of this Agreement, unless Required Lenders have previously agreed otherwise:

                  Section 6.1. Payment and Performance. Each Borrower will pay all amounts due under the Loan Documents in accordance with the terms thereof and will observe, perform and comply with every covenant, term and condition expressed or implied in the Loan Documents. US Borrower will cause each other Restricted Person to observe, perform and comply with every such term, covenant and condition in any Loan Document.

                  Section 6.2. Books, Financial Statements and Reports. Each Restricted Person will at all times maintain full and accurate books of account and records. US Borrower will maintain and will cause its Subsidiaries to maintain a standard system of accounting, will maintain its Fiscal Year, and will furnish the following statements and reports to each Lender Party at US Borrower's expense:

                  (a) As soon as available, and in any event within ninety (90) days after the end of each Fiscal Year, complete Consolidated financial statements of US Borrower and its consolidated Subsidiaries together with all notes thereto, prepared in reasonable detail in accordance with US GAAP, together with an unqualified opinion, based on an audit using generally accepted auditing standards, by KPMG Peat Marwick L.L.P., or other independent certified public accountants selected by the US Borrower and acceptable to Administrative Agent, stating that such Consolidated financial statements have been so prepared. These financial statements shall contain a Consolidated balance sheet as of the end of such Fiscal Year and Consolidated statements of earnings, of cash flows, and of changes in owners' equity for such Fiscal Year, each setting forth in comparative form the corresponding figures for the preceding Fiscal Year. In addition, within ninety (90) days after the end of each Fiscal Year US Borrower will furnish to Administrative Agent and each Lender a certificate in the form of Exhibit D signed by the President, Senior Vice President - Finance, Treasurer or Vice President - Accounting of US Borrower, stating that such financial statements are accurate and complete, stating that such Person has reviewed the Loan Documents, containing all calculations required to be made to show compliance or non-compliance with the provisions of
         Section 7.7, and further stating that there is no condition or event at the end of such Fiscal Year or at the time of such certificate which constitutes a Default and specifying the nature and period of existence of any such condition or event.

                  (b) As soon as available, and in any event within forty-five
         (45) days after the end of each Fiscal Quarter, US Borrower's Consolidated balance sheet and income statement as of the end of such Fiscal Quarter and a Consolidated statement of cash flows for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, all in reasonable detail and prepared in accordance with US GAAP, subject to changes resulting from normal year-end adjustments. In addition US Borrower will, together with each such set of financial statements, furnish a certificate in the form of Exhibit D signed by the President, Senior Vice President - Finance, Treasurer or Vice President - Accounting of US Borrower stating that such financial statements are accurate and complete (subject to normal year-end adjustments), stating that such Person has reviewed the Loan Documents, containing all calculations required to be made by US Borrower to show compliance or non-compliance with the provisions of Section 7.7 and further stating that there is no condition or event at the end of such Fiscal Quarter or at the time of such certificate which constitutes a Default and specifying the nature and period of existence of any such condition or event.

                  (c) Promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent by any Restricted Person to its stockholders and all registration statements, periodic reports and other statements and schedules filed by any Restricted Person with any securities exchange, the Securities and Exchange Commission or any similar Governmental Authority, including any information or estimates with respect to US Borrower's oil and gas business (including its exploration, development and production activities) which are required to be furnished in US Borrower's annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

                  Section 6.3. Other Information and Inspections. Each Restricted Person will furnish to each Lender any information which Administrative Agent may from time to time reasonably request concerning any covenant, provision or condition of the Loan Documents or any matter in connection with Restricted Person's businesses and operations. Each Restricted Person will permit representatives appointed by Administrative Agent (including independent accountants, auditors, agents, attorneys, appraisers and any other Persons) to visit and inspect upon prior written notice during normal business hours any of such Restricted Person's property, including its books of account, other books and records, and any facilities or other business assets, and to make extra copies therefrom and photocopies and photographs thereof, and to write down and record any information such representatives obtain, and each Restricted Person shall permit Administrative Agent or its representatives to investigate and verify the accuracy of the information furnished to Administrative Agent or any Lender in connection with the Loan Documents and to discuss all such matters with its officers, employees and representatives.

                  Section 6.4. Notice of Material Events and Change of Address. Each Borrower will promptly notify each Lender in writing, stating that such notice is being given pursuant to this Agreement, of:

                  (a) the occurrence of any event which would have a Material Adverse Effect,

                  (b) the occurrence of any Default,

                  (c) the acceleration of the maturity of any Indebtedness owed by any Restricted Person having a principal balance of more than $150,000,000, or of any default by any Restricted Person under any indenture, mortgage, agreement, contract or other instrument to which any of them is a party or by which any of them or any of their properties is bound, if such default would have a Material Adverse Effect,

                  (d) the occurrence of any Termination Event which could reasonably be expected to cause (i) the total amount of withdrawal liability that would be incurred by all ERISA Affiliates upon their complete withdrawal from all Multiemployer Plans to exceed $250,000,000, or (ii) the aggregate Liabilities of the ERISA Affiliates to ERISA Plans to exceed $250,000,000,

                  (e) any claim of $250,000,000 or more, any notice of potential liability under any Environmental Laws which might exceed such amount, or any other material adverse claim asserted against any Restricted Person or with respect to any Restricted Person's properties, and

                  (f) the filing of any suit or proceeding against any Restricted Person in which an adverse decision would reasonably be expected to have a Material Adverse Effect.

                  Section 6.5. Maintenance of Properties. Each Restricted Person will maintain, preserve, protect, and keep all property used or useful in the conduct of its business in good condition, and will from time to time make all repairs, renewals and replacements needed to enable the business and operations carried on in connection therewith to be promptly and advantageously conducted at all times except to the extent failure to do so would not reasonably be expected to have a Material Adverse Effect.

                  Section 6.6. Maintenance of Existence and Qualifications. Each Restricted Person will maintain and preserve its existence and its rights and franchises in full force and effect and will qualify to do business in all states or jurisdictions where required by applicable Law, except where the failure so to qualify will not have a Material Adverse Effect.

                  Section 6.7. Payment of Trade Liabilities, Taxes, etc. Each Restricted Person will (a) timely file all required tax returns; (b) timely pay all taxes, assessments, and other governmental charges or levies imposed upon it or upon its income, profits or property; and (c) maintain appropriate accruals and reserves for all of the foregoing in accordance with US GAAP. Each Restricted Person may, however, delay paying or discharging any of the foregoing so long as it is in good faith contesting the validity thereof by appropriate proceedings and has set aside on its books adequate reserves therefor.

                  Section 6.8. Insurance. Each Restricted Person will keep or cause to be kept insured in accordance with industry standards by financially sound and reputable insurers, its surface equipment and other property of a character usually insured by similar Persons engaged in the same or similar businesses.

                  Section 6.9. Performance on Borrower's Behalf. If any Restricted Person fails to pay any taxes, insurance premiums, expenses, attorneys' fees or other amounts it is required to pay under any Loan Document, Administrative Agent, may pay the same, and shall use its best efforts to give at least five (5) Business Days' notice to each Borrower prior to making any such payment; provided, however, that any failure by Administrative Agent to so notify each Borrower shall not limit or otherwise impair Administrative Agent's ability to make any such payment. Each Borrower shall immediately reimburse Administrative Agent for any such payments and each amount paid by Administrative

Agent shall constitute an Obligation owed hereunder which is due and payable on the date such amount is paid by Administrative Agent.

                  Section 6.10. Interest. The Applicable Borrower hereby promises to each Lender Party to pay interest at the Default Rate on all Obligations (including Obligations to pay fees or to reimburse or indemnify any Lender) which the Applicable Borrower has in this Agreement promised to pay to such Lender Party and which are not paid when due. Such interest shall accrue from the date such Obligations become due until they are paid.

                  Section 6.11. Compliance with Law. Each Restricted Person will conduct its business and affairs in compliance with all Laws applicable thereto except to the extent failure to do so would not reasonably be expected to have a Material Adverse Effect.

                  Section 6.12. Environmental Matters.

                  (a) Each Restricted Person will comply in all material respects with all Environmental Laws now or hereafter applicable to such Restricted Person, as well as all contractual obligations and agreements with respect to environmental remediation or other environmental matters, and shall obtain, at or prior to the time required by applicable Environmental Laws, all environmental, health and safety permits, licenses and other authorizations necessary for its operations and will maintain such authorizations in full force and effect, unless such failure to so comply or so obtain would not reasonably be expected to have a Material Adverse Effect.

                  (b) US Borrower will promptly furnish to Administrative Agent all written notices of violation, orders, claims, citations, complaints, penalty assessments, suits or other proceedings received by US Borrower or Canadian Borrower, or of which it has notice, pending or threatened against any Restricted Person, by any Governmental Authority with respect to any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations in connection with its ownership or use of its properties or the operation of its business which involve a potential liability or claim in excess of $250,000,000.

                  Section 6.13. Bank Accounts; Offset. Each Borrower hereby agrees that each Lender shall have the right to offset, which shall be in addition to all other interests, liens, and rights of any Lender at common Law, under the Loan Documents, or otherwise, (a) any and all moneys, securities or other property (and the proceeds therefrom) of such Borrower now or hereafter held or received by or in transit to such Lender for the account of such Borrower, (b) any and all deposits (general or special, time or demand, provisional or final) of such Borrower with such Lender, (c) any other credits and balances of such Borrower at any time existing against such Lender, including claims under certificates of deposit, and (d) any Indebtedness owed or payable by such Lender to such Borrower against Obligations due to it that have not been paid when due. At any time and from time to time after the occurrence of any Event of Default and during the continuance thereof, each Lender is hereby authorized to offset against the Obligations then due and payable to it (in either case without notice to either Borrower), any and all items hereinabove referred to. To the extent that either Borrower has accounts designated as royalty or joint interest owner accounts, the foregoing right of offset shall not extend to funds in such accounts which belong to, or otherwise arise from payments to such Borrower for the account of, third party royalty or joint interest owners.

                                   ARTICLE VII

                         NEGATIVE COVENANTS OF BORROWERS

                  To conform with the terms and conditions under which each Lender is willing to have credit outstanding to US Borrower or Canadian Borrower, as the case may be, and to induce each Lender to enter into this Agreement and make the Loans, each Borrower warrants, covenants and agrees that until the full and final payment of the Obligations and the termination of this Agreement, unless Required Lenders have previously agreed otherwise:

                  Section 7.1. Indebtedness. No Restricted Subsidiary will in any manner owe or be liable for Indebtedness except:

                  (a) with respect to Canadian Borrower, (i) its Obligations hereunder and (ii) so long as the Devon Financing Guaranty is in effect, (A) the Indebtedness in respect of the Devon Financing Debentures and the Devon Financing Guaranty and (B) guaranties by the Canadian Borrower of Indebtedness of the US Borrower which is otherwise permitted to be incurred by the US Borrower in accordance with this Agreement.

                  (b) capital lease obligations (excluding oil, gas or mineral leases) entered into in the ordinary course of such Restricted Person's business in arm's length transactions at competitive market rates under competitive terms and conditions in all respects, provided that such capital lease obligations required to be paid in any Fiscal Year do not in the aggregate exceed $50,000,000 for all Restricted Subsidiaries.

                  (c) unsecured Liabilities owed among Restricted Persons; provided, that Liabilities owed by any Restricted Subsidiary to US Borrower may be secured by any and all assets of such Restricted Subsidiary.

                  (d) guaranties by one Restricted Person of Liabilities owed by another Restricted Person, if such Liabilities either (i) are not Indebtedness, or (ii) are allowed under subsection (a), (b) or (c) of this Section 7.1.

                  (e) Indebtedness of the Restricted Persons for plugging and abandonment bonds or for letters of credit issued by any Lender in place thereof which are required by regulatory authorities in the area of operations, and Indebtedness of the Restricted Persons for other bonds or letters of credit issued by any Lender which are required by such regulatory authorities with respect to other normal oil and gas operations.

                  (f) non-recourse Indebtedness as to which no Restricted Person
         (i) provides any guaranty or credit support of any kind (including any undertaking, guarantee, indemnity, agreement or instrument that would constitute Indebtedness) or (ii) is directly or indirectly liable (as a guarantor or otherwise); provided, that after giving effect to such Indebtedness outstanding from time to time, US Borrower is not in violation of Section 7.7.

                  (g) Indebtedness that is subordinated to the Obligations on terms acceptable to Required Lenders.

                  (h) Indebtedness in the approximate amount of C$3,459,000 owed to Indeck Gas Supply Corporation by Northstar Energy pursuant to a Gas Sales and Purchase Agreement dated as of March 9, 1989, as heretofore or hereafter amended from time to time.

                  (i) Acquired Debt.

                  (j) Indebtedness under Hedging Contracts.

                  (k) Indebtedness relating to the surety bonds and letter of credit obligations (including replacements thereof) listed on Schedule 2.

                  (l) Indebtedness relating to the undrawn amount of surety bonds and letters of credit (exclusive of the surety bonds and letters of credit obligations described in clause (k) above) incurred in the ordinary course of business not to exceed 2% of Consolidated Assets at any time.

                  (m) Indebtedness arising under the Devon Trust Securities.

                  (n) Indebtedness under the Existing Canadian Credit Facility as in effect on the date hereof or as the same may be amended, supplemented or modified from time to time or extended, renewed, restructured, refinanced or replaced so long as the aggregate principal amount outstanding at any time under this subsection (n) does not exceed $750.0 million.

                  (o) Indebtedness outstanding on the Closing Date or thereafter incurred pursuant to funding commitments in existence on the Closing Date and listed in Schedule 7.1 hereto, as the same may be amended, supplemented or modified from time to time or extended, renewed, restructured, refinanced or replaced, so long as the aggregate principal amount outstanding at any time under this subsection (o) does not exceed the sum of such Indebtedness and commitments on the Closing Date.

                  (p) miscellaneous items of Indebtedness of all Restricted Persons not otherwise permitted in subsections (a) through (o) which do not in the aggregate exceed $800,000,000 in principal amount at any one time outstanding.

                  Section 7.2. Limitation on Liens. Except for Permitted Liens, no Restricted Person will create, assume or permit to exist any Lien upon any of the properties or assets which it now owns or hereafter acquires. No Restricted Person will allow the filing or continued existence of any financing statement describing as collateral any assets or property of such Restricted Person, other than financing statements which describe only collateral subject to a Lien permitted under this Section 7.2 and which name as secured party or lessor only the holder of such Lien.

                  Section 7.3. Limitation on Mergers. No Restricted Person will merge with or into or consolidate with any other Person except that any Restricted Subsidiary of US Borrower may be merged into or consolidated with (a) another Subsidiary of US Borrower so long as the surviving business entity of such merger or consolidation is a Restricted Subsidiary, or
(b) US Borrower, so long as US Borrower is the surviving business entity.

                  Section 7.4. Limitation on Issuance of Securities by Subsidiaries of US Borrower; Ownership of Certain Restricted Subsidiaries by US Borrower.

                  (a) No Restricted Subsidiary of US Borrower will issue any additional shares of its capital stock, additional partnership interests or other securities or any options, warrants or other rights to acquire such additional shares, partnership interests or other securities except to another Restricted Person which is a wholly-owned direct or indirect Subsidiary of US Borrower unless (i) such securities are being issued to acquire a business, directly or indirectly through the use of the proceeds of such issuance, and
(ii) such securities are convertible into the common or similar securities of US Borrower and/or may be redeemed in cash at the option of the Restricted Person that issued such securities. Notwithstanding the foregoing, this Section 7.4 shall not prohibit any transaction permitted pursuant to Section 7.4 of the Existing US Credit Facility as in effect on the date hereof whether or not terminated.

                  (b) US Borrower shall never own (directly or indirectly) less than one hundred percent (100%) of the outstanding capital stock of Canadian Borrower having ordinary voting power (disregarding changes in voting power based on the occurrence of contingencies) for the election of directors.

                  Section 7.5. Transactions with Affiliates. No Restricted Person will engage in any material transaction with any of its Affiliates on terms which are less favorable in any material respect to it than those which would have been obtainable at the time in arm's-length dealing with Persons other than such Affiliates, provided that such restriction shall not apply to transactions among Borrower and the other Restricted Persons that are wholly-owned, directly or indirectly, by US Borrower.

                  Section 7.6. Prohibited Contracts. Except as expressly provided for in the Loan Documents, the Support Agreement dated December 10, 1998 between US Borrower and Northstar Energy and in documents and instruments evidencing or governing Indebtedness (or commitments with respect thereto) in existence on the date hereof or Acquired Debt, no Restricted Person will, directly or indirectly, enter into, create, or otherwise allow to exist any contract or other consensual restriction on the ability of any Restricted Person that is a Subsidiary of any Borrower: (a) to pay dividends or make other distributions to such Borrower, (b) to redeem equity interests held in it by such Borrower, (c) to repay loans and other indebtedness owing by it to such Borrower, or (d) to transfer any of its assets to such Borrower.

                  Section 7.7. Funded Debt to Total Capitalization. The ratio of US Borrower's Consolidated Total Funded Debt to US Borrower's Total Capitalization will not exceed (i) seventy percent (70%) at the end of any Fiscal Quarter ending on or before June 30, 2002,or (ii) sixty-five percent (65%) at the end of any Fiscal Quarter thereafter.

                                  ARTICLE VIII

                         EVENTS OF DEFAULT AND REMEDIES

                  Section 8.1. Events of Default. Each of the following events constitutes an Event of Default under this Agreement:

                  (a) Any Restricted Person fails to pay any principal component of any Obligation when due and payable or fails to pay any other Obligation within three (3) days after the date when due and payable, whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise;

                  (b) Any "default" or "event of default" occurs under any Loan Document which defines either such term, and the same is not remedied within the applicable period of grace (if any) provided in such Loan Document;

                  (c) Any Restricted Person fails (other than as referred to in subsection (a) or (b) above) to (i) duly comply with Section 1.4 or
         Section 7.4(b) of this Agreement or (ii) duly observe, perform or comply with any other covenant, agreement, condition or provision of any Loan Document, and such failure remains unremedied for a period of thirty (30) days after notice of such failure is given by Administrative Agent to US Borrower;

                  (d) Any representation or warranty previously, presently or hereafter made in writing by or on behalf of any Restricted Person in connection with any Loan Document shall prove to have been false or incorrect in any material respect on any date on or as of which made provided that if such falsity or lack of correctness is capable of being remedied or cured within a 30-day period, Borrowers shall (subject to the other provisions of this Section 8.1) have a period of 30 days after written notice thereof has been given to US Borrower by Administrative Agent within which to remedy or cure such lack of correctness, or this Agreement or any Note is asserted to be or at any time ceases to be valid, binding and enforceable in any material respect as warranted in Section 5.5 for any reason other than its release or subordination by Administrative Agent;

                  (e) Any Restricted Person (i) fails to duly pay any Indebtedness in excess of $150,000,000 constituting principal or interest owed by it with respect to borrowed money or money otherwise owed under any note, bond, or similar instrument or (ii) breaches or defaults in the performance of any agreement or instrument by which any such Indebtedness is issued, evidenced, governed, or secured, other than a breach or default described in clause (i) above, and any such failure, breach or default results in the acceleration of such Indebtedness; provided, that notwithstanding any provision of this subsection (e) to the contrary, to the extent that the terms of any such agreement or instrument governing the sale, pledge or disposal of Margin Stock or utilization of the proceeds of such Indebtedness in connection therewith would result in such acceleration and in a Default or an Event of Default under this Agreement, and would cause this Agreement or any Loan to be subject to the margin requirements or any other restriction under Regulation U, then such acceleration shall not constitute a Default or an Event of Default under this subsection (e);

                  (f) Either of the following occurs: (i) a Termination Event occurs and the total amount of withdrawal liability that would be incurred by all ERISA Affiliates upon their complete withdrawal from all Multiemployer Plans would reasonably be expected to exceed $250,000,000 or (ii) a Termination Event occurs and the total present value of all unfunded benefit liabilities within the meaning of Title IV of ERISA of all ERISA Plans (based upon the actuarial assumptions used to fund each such Plan) would reasonably be expected to exceed $250,000,000;

                  (g) Any Change in Control occurs; or

                  (h) Either Borrower or any other Restricted Person having assets with a book value of at least $250,000,000:

                           (i) suffers the entry against it of a judgment,
                  decree or order for relief by a Tribunal of competent jurisdiction in an involuntary proceeding commenced under any applicable bankruptcy, insolvency or other similar Law of any jurisdiction now or hereafter in effect, including the federal Bankruptcy Code, as from time to time amended, or has any such proceeding commenced against it which remains undismissed for a period of thirty days; or

                          (ii) commences a voluntary case under any applicable
                  bankruptcy, insolvency or similar Law now or hereafter in effect, including the federal Bankruptcy Code, as from time to time amended; or applies for or consents to the entry of an order for relief in an involuntary case under any such Law; or makes a general assignment for the benefit of creditors; or fails generally to pay (or admits in writing its inability to pay) its debts as such debts become due; or takes corporate or other action to authorize any of the foregoing; or

                         (iii) suffers the appointment of or taking possession
                  by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of all or a substantial part of its property in a proceeding brought against or initiated by it, and such appointment or taking possession is neither made ineffective nor discharged within thirty days after the making thereof, or such appointment or taking possession is at any time consented to, requested by, or acquiesced to by it; or

                          (iv) suffers the entry against it of a final judgment
                  for the payment of money in an amount that exceeds (x) the valid and collectible insurance in respect thereof or (y) the amount of an indemnity with respect thereto reasonably acceptable to the Required Lenders by $250,000,000 or more, unless the same is discharged within thirty days after the date of entry thereof or an appeal or appropriate proceeding for review thereof is taken within such period and a stay of execution pending such appeal is obtained; or

                           (v) suffers a writ or warrant of attachment or
                  similar process to be issued by any Tribunal against all or any part of its property having a book value of at least $250,000,000, and such writ or warrant of attachment or any similar process is not stayed or released within thirty days after the entry or levy thereof or after any stay is vacated or set aside.

Upon the occurrence of an Event of Default described in subsection (h)(i),
(h)(ii) or (h)(iii) of this section with respect to either Borrower, all of the Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by each Borrower and each Restricted Person who at any time ratifies or approves this Agreement. Upon any such acceleration, any obligation of any Lender to make any further Loans shall be permanently terminated. During the continuance of any other Event of Default, Administrative Agent at any time and from time to time may (and upon written instructions from Required Lenders, Administrative Agent shall), without notice to either Borrower or any other Restricted Person, do either or both of the following: (1) terminate any obligation of Lenders to make Loans hereunder, and (2) declare any or all of the Obligations immediately due and payable, and all such Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by each Borrower and each Restricted Person who at any time ratifies or approves this Agreement.

                  Section 8.2. Remedies. If any Event of Default shall occur and be continuing, each Lender Party may protect and enforce its rights under the Loan Documents by any appropriate proceedings, including proceedings for specific performance of any covenant or agreement contained in any Loan Document, and each Lender Party may enforce the payment of any Obligations due it or enforce any other legal or equitable right which it may have. All rights, remedies and powers conferred upon Lender Parties under the Loan Documents shall be deemed cumulative and not exclusive of any other rights, remedies or powers available under the Loan Documents or at Law or in equity.

                                   ARTICLE IX

                                     AGENTS

                  Section 9.1. Appointment, Powers, and Immunities. Each Lender hereby irrevocably appoints and authorizes UBS to act as the Administrative Agent under this Agreement and the other Loan Documents with such powers and discretion as are specifically delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Each Agent-Related Person: (i) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be a trustee or fiduciary for any Lender; (ii) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by any Restricted Person or any other Person to perform any of its obligations thereunder; (iii) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Restricted Person or the satisfaction of any condition or to inspect the property (including the books and records) of any Restricted Person or any of its Subsidiaries or Affiliates or for the failure of any Restricted Person or Lender Party to perform its obligations under any Loan Document; (iv) shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document; and (v) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the number of Lenders herein specified with respect to a particular action shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to an agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

                  Section 9.2. Reliance by Agent.

                  (a) The Administrative Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Restricted Person), independent accountants, and other experts selected by Administrative Agent. Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until Administrative Agent receives and accepts an Assignment and Acceptance executed in accordance with Section 10.6 hereof. Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders, if required hereunder, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Lenders and participants. Where this Agreement expressly permits or prohibits an action unless the Required Lenders otherwise determine, Administrative Agent shall, and in all other instances, Administrative Agent may, but shall not be required to, initiate any solicitation for the consent or a vote of the Lenders.

                  (b) For purposes of determining compliance with the conditions specified in Section 4.1, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender; provided, however that the Administrative Agent shall not be required to take any action that exposes Administrative Agent to personal liability or that is contrary to any Loan Document or applicable Law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

                  Section 9.3. Defaults. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Administrative Agent has received written notice from a Lender or Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default." In the event that Administrative Agent receives such a notice of the occurrence of a Default or Event of Default, Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall (subject to Section 9.1 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders. Notwithstanding the foregoing, unless and until Administrative Agent shall have received such directions, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

                  Section 9.4. Rights as Lender. With respect to its Percentage Share of the Maximum Credit Amount and the Loans made by it, the Administrative Agent (and any successor) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include Administrative Agent in its individual capacity. Administrative Agent (and any successor) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make Investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Restricted Person or any of its Subsidiaries or Affiliates as if it were not acting as Administrative Agent, and Administrative Agent (and any successor) and its Affiliates may accept fees and other consideration from any Restricted Person or any of its Subsidiaries or Affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

                  Section 9.5. Indemnification. The Lenders agree to indemnify each Agent-Related Person (to the extent not reimbursed under Section 10.4 hereof, but without limiting the obligations of Borrower under such section) ratably in accordance with their respective Percentage Shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against Administrative Agent (including by any Lender) in any way relating to or arising out of any Loan Document or the transactions contemplated thereby or any action taken or omitted by Administrative Agent under any Loan Document (INCLUDING ANY OF THE FOREGOING ARISING FROM THE NEGLIGENCE OF AN AGENT); provided, that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified; and provided, further, that no action taken in accordance with the directions of the number of Lenders herein specified with respect to a particular action shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender agrees to reimburse Administrative Agent promptly upon demand for its ratable share of any costs or expenses payable by Borrowers under Section 10.4, to the extent that Administrative Agent is not promptly reimbursed for such costs and expenses by Borrowers. The agreements contained in this section shall survive payment in full of the Loans and all other amounts payable under this Agreement.

                  Section 9.6. Non-Reliance on Administrative Agent and Other Lenders. Each Lender agrees that it has, independently and without reliance on Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of Borrowers and their respective Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by Administrative Agent hereunder, Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Restricted Person or any of its Subsidiaries or Affiliates that may come into the possession of Administrative Agent or any of its Affiliates.

                  Section 9.7. [Reserved]

                  Section 9.8. Sharing of Set-Offs and Other Payments. Each Lender Party agrees that if it shall, whether through the exercise of rights under Loan Documents or rights of banker's lien, set-off, or counterclaim against Borrowers or otherwise, obtain payment of a portion of the aggregate Obligations owed to it which, taking into account all distributions made by Administrative Agent under Section 3.1, causes such Lender Party to have received more than it would have received had such payment been received by Administrative Agent and distributed pursuant to Section 3.1, then (a) it shall be deemed to have simultaneously purchased and shall be obligated to purchase interests in the Obligations as necessary to cause all Lender Parties to share all payments as provided for in Section 3.1, and (b) such other adjustments shall be made from time to time as shall be equitable to ensure that Administrative Agent and all Lender Parties share all payments of Obligations as provided in Section 3.1; provided, however, that nothing herein contained shall in any way affect the right of any Lender Party to obtain payment (whether by exercise of rights of banker's lien, set-off or counterclaim or otherwise) of indebtedness other than the Obligations. Each Borrower expressly consents to the foregoing arrangements and agrees that any holder of any such interest may to the fullest extent permitted by Law exercise any and all rights of banker's lien, set-off, or counterclaim as fully as if such holder were a holder of the Obligations in the amount of such interest. If all or any part of any funds transferred pursuant to this section is thereafter recovered from the seller under this section which received the same, the purchase provided for in this section shall be deemed to have been rescinded to the extent of such recovery, together with interest, if any, if interest is required pursuant to the order of a Tribunal to be paid on account of the possession of such funds prior to such recovery.

                  Section 9.9. Investments. Whenever Administrative Agent in good faith determines that it is uncertain about how to distribute to Lender Parties any funds which it has received, or whenever Administrative Agent in good faith determines that there is any dispute among Lender Parties about how such funds should be distributed, Administrative Agent may choose to defer distribution of the funds which are the subject of such uncertainty or dispute. If Administrative Agent in good faith believes that the uncertainty or dispute will not be promptly resolved, or if Administrative Agent is otherwise required to invest funds pending distribution to Lender Parties, Administrative Agent shall invest such funds pending distribution; all interest on any such Investment shall be distributed upon the distribution of such Investment and in the same proportion and to the same Persons as such Investment. All moneys received by Administrative Agent for distribution to Lender Parties (other than to the Person who is Administrative Agent in its separate capacity as a Lender Party) shall be held by Administrative Agent pending such distribution solely as Administrative Agent for such Lender Parties, and Administrative Agent shall have no equitable title to any portion thereof.

                  Section 9.10. Benefit of Article IX. The provisions of this Article (other than the following Section 9.11) are intended solely for the benefit of Lender Parties, and no Restricted Person shall be entitled to rely on any such provision or assert any such provision in a claim or defense against any Lender. Lender Parties may waive or amend such provisions as they desire without any notice to or consent of Borrowers or any other Restricted Person.

                  Section 9.11. Resignation. The Administrative Agent may resign at any time by giving written notice thereof to Lenders and Borrowers. Each such notice shall set forth the date of such resignation. Upon any such resignation of the Administrative Agent, Required Lenders shall have the right to appoint a successor Administrative Agent and if no Default or Event of Default has occurred and is continuing, Required Lenders shall obtain the consent of Borrowers. A successor must be appointed for any retiring Administrative Agent, and such Administrative Agent's resignation shall become effective when such successor accepts such appointment. If, within thirty days after the date of the retiring Administrative Agent's resignation, no successor Administrative Agent has been appointed and has accepted such appointment, then the retiring Administrative Agent may appoint a successor Administrative Agent, which in the case of the Administrative Agent, shall be a commercial bank organized or licensed to conduct a banking or trust business under the Laws of the United States of America or of any state thereof and if no Default or Event of Default has occurred and is continuing, retiring Administrative Agent shall obtain the consent of Borrowers. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any retiring Administrative Agent's resignation hereunder the provisions of this Article IX shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents.

                  Section 9.12. [Reserved]

                  Section 9.13. Other Agents. None of the Lenders identified on the facing page or signature pages of this Agreement as "syndication agent" or "documentation agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                    ARTICLE X

                                  MISCELLANEOUS

                  Section 10.1. Waivers and Amendments; Acknowledgments.

                  (a) Waivers and Amendments. No failure or delay (whether by course of conduct or otherwise) by any Lender Party in exercising any right, power or remedy which such Lender Party may have under any of the Loan Documents shall operate as a waiver thereof or of any other right, power or remedy, nor shall any single or partial exercise by any Lender Party of any such right, power or remedy preclude any other or further exercise thereof or of any other right, power or remedy. No waiver of any provision of any Loan Document and no consent to any departure therefrom shall ever be effective unless it is in writing and signed as provided below in this section, and then such waiver or consent shall be effective only in the specific instances and for the purposes for which given and to the extent specified in such writing. No notice to or demand on any Restricted Person shall in any case of itself entitle any Restricted Person to any other or further notice or demand in similar or other circumstances. This Agreement and the other Loan Documents set forth the entire understanding between the parties hereto with respect to the transactions contemplated herein and therein and supersede all prior discussions and understandings with respect to the subject matter hereof and thereof, and no waiver, consent, release, modification or amendment of or supplement to this Agreement or the other Loan Documents shall be valid or effective against any party hereto unless the same is in writing and signed by (i) if such party is a Borrower, by such Borrower,
(ii) if such party is the Administrative Agent, by such party and (iii) if such party is a Lender, by such Lender or by Administrative Agent on behalf of Lenders with the written consent of Required Lenders (which consent has already been given as to the termination of the Loan Documents as provided in Section 10.10). Notwithstanding the foregoing or anything to the contrary herein, (i) Administrative Agent shall not, without the prior consent of Required Lenders, execute and deliver on behalf of such Lender any waiver or amendment which would increase the Maximum Credit Amount hereunder, and (ii) Administrative Agent shall not execute any waiver or amendment that would amend the definition of "Required Lenders" without the consent of each Lender. Notwithstanding the foregoing or anything to the contrary herein, Administrative Agent shall not, without the prior consent of each individual Lender, execute and deliver on behalf of such Lender any waiver or amendment which would: (1) increase the maximum amount which such Lender is committed hereunder to lend, (2) reduce any fees payable to such Lender hereunder, or the principal of, or interest on, such Lender's Loan, (3) postpone any date fixed for any payment of any such fees or interest or principal due on the Maturity Date, it being understood and agreed that changes to the amortization schedules set forth in Section 1.6(b), including changes which would postpone the date for payment of any principal of any Loans, other than extending the Maturity Date, shall require the approval of Lenders holding in the aggregate a Percentage Share equal to or in excess of 66 2/3%, (4) amend the definition herein of "Required Lenders" or otherwise change the aggregate amount of Percentage Shares which is required for Administrative Agent, Lenders or any of them to take any particular action under the Loan Documents, (5) release any Borrower or a Guarantor (to the extent not otherwise released pursuant to the terms of the Guaranty to which such Guarantor is a party) from its obligation to pay such Lender's Loan (it being understood and agreed that neither any assignment by the Canadian Borrower pursuant to Section 10.6(i) nor the termination of any Guaranty in accordance with the terms thereof shall constitute a release of either Borrower or any Guarantor within the meaning of this Section 10.1(a) or shall require the consent of any Lender Party), or (6) amend this Section 10.1(a).

                  (b) Acknowledgments and Admissions. Each Borrower hereby represents, warrants, acknowledges and admits that (i) it has been advised by counsel in the negotiation, execution and delivery of the Loan Documents to which it is a party, (ii) it has made an independent decision to enter into this Agreement and the other Loan Documents to which it is a party, without reliance on any representation, warranty, covenant or undertaking by Administrative Agent or Lender, whether written, oral or implicit, other than as expressly set out in this Agreement or in another Loan Document delivered on or after the date hereof, (iii) there are no representations, warranties, covenants, undertakings or agreements by any Lender as to the Loan Documents except as expressly set out in this Agreement or in another Loan Document delivered on or after the date hereof, (iv) no Lender has any fiduciary obligation toward any Borrower with respect to any Loan Document or the transactions contemplated thereby, (v) the relationship pursuant to the Loan Documents between Borrowers and the other Restricted Persons, on one hand, and each Lender, on the other hand, is and shall be solely that of debtor and creditor, respectively, (vi) no partnership or joint venture exists with respect to the Loan Documents between any Restricted Person and any Lender, (vii) Administrative Agent is not Borrower's agent, but agent for Lenders, (viii) without limiting any of the foregoing, Borrower is not relying upon any representation or covenant by any Lender, or any representative thereof, and no such representation or covenant has been made, that any Lender will, at the time of an Event of Default or Default, or at any other time, waive, negotiate, discuss, or take or refrain from taking any action permitted under the Loan Documents with respect to any such Event of Default or Default or any other provision of the Loan Documents, and (ix) all Lender Parties have relied upon the truthfulness of the acknowledgments in this section in deciding to execute and deliver this Agreement and to become obligated hereunder.

                  (c) Joint Acknowledgment. This written Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties; provided, it is understood and agreed that the terms and provisions of the third and fourth paragraph of Section 1 of the Commitment Letter, the third paragraph of Section 4 of the Commitment Letter and the third and fifth paragraph of the Fee Letter shall survive the Closing Date. There are no oral agreements between the parties.

                  (d) Mitchell Restructuring Event. US Borrower may, in connection with the Mitchell Acquisition, consummate one or more transactions (collectively, the "Mitchell Restructuring Event") pursuant to which US Borrower would (i) cause a new holding company ("Devon Holdco") to be formed under the laws of the United States or any state thereof or the District of Columbia; and
(ii) pursuant to one or more mergers or other transactions, Devon HoldCo would acquire, directly or indirectly, all of the issued and outstanding common stock of each of the US Borrower and Mitchell. On or prior to the Mitchell Restructuring Event:

                  (i) US Borrower shall notify the Administrative Agent that such Mitchell Restructuring Event will occur;

                 (ii) prior to or concurrently with the consummation of the Mitchell Restructuring Event, Devon HoldCo shall execute and deliver to the Administrative Agent, for the benefit of the Lenders, a full and unconditional guaranty of the Obligations of the Borrowers under this Agreement, such guaranty to be in form and substance substantially similar to Exhibit G-3 hereto;

                (iii) concurrently with the consummation of the Mitchell Restructuring Event, the Amended and Restated Credit Agreement attached hereto as Exhibit H shall become effective, and this Agreement shall be deemed to be amended and restated to read in its entirety as set forth in Exhibit H hereto, in each case automatically and without any further action or consent by any Lender Party or any other Person; and

                 (iv) with the consent of the Administrative Agent but without the separate consent of any other Lender Party, US Borrower may amend, supplement or otherwise modify this

         Agreement, Exhibit H hereto or any other Loan Document in connection with the Mitchell Restructuring Event and the related addition of Devon HoldCo as a Restricted Person in the Loan Documents (i) to cure any ambiguity or correct or supplement any provision contained in any Loan Document which may thereby become defective or inconsistent with any other provisions contained therein, so long as such amendment, supplement or other modification would not have an adverse effect on the interests of the Lender Parties under the Loan Documents or (ii) to add to the covenants and agreements of the Restricted Persons under the Loan Documents such further covenants, agreements, restrictions, conditions or provisions as the Administrative Agent shall consider to be for the protection of the Lender Parties.

Notwithstanding anything to the contrary, nothing in this Agreement or in any other Loan Document shall prohibit the Mitchell Restructuring Event or shall be deemed to give rise to a Change of Control, a Default or an Event of Default as a result of such Mitchell Restructuring Event. The rights and obligations of the parties to this Agreement with respect to periods following the time the Amended and Restated Credit Agreement attached hereto as Exhibit H becomes effective in accordance with this Section 10.1 (the "Amendment Effective Date") shall be governed exclusively by such Amended and Restated Credit Agreement. The rights and obligations of the parties to this Agreement with respect to the period prior to the Amendment Effective Date shall not be affected by such amendment and restatement. The parties hereto agree that on the Amendment Effective Date, the Borrowers and the Administrative Agent, acting on behalf of the Lenders (it being understood and agreed that each Lender hereby expressly consents to the Administrative Agent's so acting), shall execute and deliver counterparts to the Amended and Restated Credit Agreement attached thereto as Exhibit H, provided, however, that neither the failure of either Borrower or the Administrative Agent to execute and deliver such Amended and Restated Credit Agreement nor the fact that such Amended and Restated Credit Agreement shall not be executed and delivered by each Lender shall delay or otherwise affect the effectiveness of such Amended and Restated Credit Agreement or alter the rights or obligations of either Borrower, the Administrative Agent, either Arranger or any Lender thereunder.

                  Section 10.2. Survival of Agreements; Cumulative Nature. All of Restricted Persons' various representations, warranties, covenants and agreements in the Loan Documents shall survive the execution and delivery of this Agreement and the other Loan Documents and the performance hereof and thereof, including the making or granting of the Loans and the delivery of the Notes and the other Loan Documents, and shall further survive until all of the Obligations are paid in full to each Lender Party and all of Lender Parties' obligations to Borrowers are terminated. All statements and agreements contained in any certificate or other instrument delivered by any Restricted Person to any Lender Party under any Loan Document shall be deemed representations and warranties by Borrowers or agreements and covenants of Borrowers under this Agreement. The representations, warranties, indemnities, and covenants made by Restricted Persons in the Loan Documents, and the rights, powers, and privileges granted to Lender Parties in the Loan Documents, are cumulative, and, except for expressly specified waivers and consents, no Loan Document shall be construed in the context of another to diminish, nullify, or otherwise reduce the benefit to any Lender Party of any such representation, warranty, indemnity, covenant, right, power or privilege. In particular and without limitation, no exception set out in this Agreement to any representation, warranty, indemnity, or covenant herein contained shall apply to any similar representation, warranty, indemnity, or covenant contained in any other Loan Document, and each such similar representation, warranty, indemnity, or covenant shall be subject only to those exceptions which are expressly made applicable to it by the terms of the various Loan Documents.

                  Section 10.3. Notices. All notices, requests, consents, demands and other communications required or permitted under any Loan Document shall be in writing, unless otherwise specifically provided in such Loan Document (provided that Administrative Agent may give telephonic notices to the other Lender Parties), and shall be deemed sufficiently given or furnished if delivered by personal delivery, by facsimile, e-mail or other electronic transmission, by delivery service with proof of delivery, or by registered or certified United States or Canadian mail, postage prepaid, to US Borrower and Canadian Borrower at their respective addresses specified on the signature pages hereto and to each Lender Party at its address specified on Annex I hereto (unless changed by similar notice in writing given by the particular Person whose address is to be changed; provided, however, that notices given by e-mail transmission shall be followed by notice given by another permitted method described above and, unless sooner acknowledged by the intended recipient, shall be deemed to have been given only when such follow-up notice is deemed to have been given as provided below). Any such notice or communication shall be deemed to have been given (a) in the case of personal delivery or delivery service, as of the date of first attempted delivery during normal business hours at the address provided herein, (b) in the case of facsimile or other electronic transmission, upon receipt, or (c) in the case of registered or certified United States or Canadian mail, three days after deposit in the mail; provided, however, that no Borrowing Notice shall become effective until actually received by Administrative Agent.

                  Section 10.4. Payment of Expenses; Indemnity.

                  (a) Payment of Expenses. Whether or not the transactions contemplated by this Agreement are consummated, US Borrower will promptly (and in any event, within 30 days after any invoice or other statement or notice) pay or cause Canadian Borrower to promptly pay: (i) all reasonable out-of-pocket costs and expenses incurred by or on behalf of Administrative Agent (including without limitation, attorneys' fees) in connection with (1) the negotiation, preparation, execution and delivery of the Loan Documents, and any and all consents, waivers or other documents or instruments relating thereto (including but not limited to expenses incurred in connection with due diligence and travel, courier, reproduction, printing and delivery expenses) and (2) monitoring or confirming (or preparation or negotiation of any document related to) each Borrower's compliance with any covenants or conditions contained in this Agreement or in any Loan Document, and (ii) all reasonable costs and expenses incurred by or on behalf of any Lender Party (including without limitation, attorneys' fees, consultants' fees and accounting fees) in connection with the defense or enforcement of any of the Loan Documents (including this section) or the defense of any Lender Party's exercise of its rights thereunder.

                  (b) Indemnity. Each Borrower agrees to indemnify each Agent-Related Person and each Lender Party, upon demand, from and against any and all reasonable out-of-pocket liabilities, obligations, claims, losses, damages, penalties, fines, actions, judgments, suits, settlements, costs, expenses or disbursements (including reasonable fees of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this section collectively called "liabilities and costs") which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against such Agent-Related Person or such Lender Party, as the case may be, growing out of, resulting from or in any other way associated with the Loan Documents and the transactions and events (including the enforcement or defense thereof) at any time associated therewith, including but not limited to the Acquisitions, or contemplated therein (whether arising in contract or in tort or otherwise and including any violation or noncompliance with any Environmental Laws by any Agent-Related Person or Lender Party or any other Person or any liabilities or duties of any Agent-Related Person or Lender Party or any other Person with respect to Hazardous Materials found in or released into the environment); provided, no Borrower shall be required to pay the fees and disbursements of more than one separate counsel of any such indemnified Person in any jurisdiction in any single proceeding. The foregoing indemnification shall apply whether or not such liabilities and costs are in any way or to any extent owed, in whole or in part, under any claim or theory of strict liability or caused, in whole or in part by any negligent act or omission of any kind by any Agent-Related Person or Lender Party, provided only that no Agent-Related Person or Lender Party shall be entitled under this section to receive indemnification for that portion, if any, of any liabilities and costs which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment. If any Person (including Borrowers or any of their Affiliates) ever alleges such gross negligence or willful misconduct by any Lender Party, the indemnification provided for in this section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. As used in this section the term "Lender Party" shall refer not only to each Person designated as such in Section 1.1 but also to each director, officer, agent, attorney, employee, representative, attorney-in-fact and Affiliate of such Person.

                  Section 10.5. Parties in Interest. All grants, covenants and agreements contained in the Loan Documents shall bind and inure to the benefit of the parties thereto and their respective successors and assigns; provided, however, that except as set forth in Section 10.6(i) no Restricted Person may assign or transfer any of its rights or delegate any of its duties or obligations under any Loan Document without the prior consent of all Lenders (and any attempted assignment or transfer by any Restricted Person without such consent shall be null and void). Neither Borrower and no Affiliate of a Borrower shall directly or indirectly purchase or otherwise retire any Obligations owed to any Lender nor will any Lender accept any offer to do so, unless each Lender shall have received substantially the same offer with respect to the same Percentage Share of the Obligations owed to it. If any Borrower or any Affiliate of a Borrower at any time purchases some but less than all of the Obligations owed to all Lender Parties, such purchaser shall not be entitled to any rights of any Lender under the Loan Documents unless and until Borrowers or their respective Affiliates have purchased all of the Obligations.

                  Section 10.6. Assignments and Participations.

                  (a) Each Lender may assign to one or more Eligible Transferees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loans, its Note, and its Percentage Share of the Maximum Credit Amount); provided, however, that

                  (i) each such assignment shall be to an Eligible Transferee;

                 (ii) except in the case of such an assignment to another Lender or an assignment of all of a Lender's rights and obligations under this Agreement (or, as otherwise consented to by the Administrative Agent and the US Borrower), any partial assignment of such Lender's rights and obligations under this Agreement shall be in a collective amount at least equal to $10,000,000 or an integral multiple of $5,000,000 in excess thereof (so long as such Lender's remaining rights and obligations under this Agreement shall be at least equal to $10,000,000) and shall apply pro rata to such Lender's Loans and Commitments;

                (iii) the parties to such assignment shall execute and deliver to Administrative Agent, for its acceptance an Assignment and Acceptance in the form of Exhibit F hereto, together with any Note subject to such assignment and a processing fee of $2,500.

Upon execution, delivery, and acceptance of such Assignment and Acceptance and registration of such assignment in the Register as provided in clause (c) below, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this section, the assignor, Administrative Agent and Borrowers shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the Laws of the United States of America or a state thereof, it shall, as a condition to the effectiveness of such assignment, deliver to Borrowers and Administrative Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 3.9.

                  (b) Administrative Agent shall maintain at its address referred to in Section 10.3 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders, their respective Commitments and their Percentage Share of the Maximum Credit Amount of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Borrowers, Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (c) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit F hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto. No assignment shall be effective unless such assignment shall have been recorded in the Register by Administrative Agent as provided in this clause (c). A Lender may assign all or a portion of its rights and obligations under this Agreement only by registration of such assignment in the Register.

                  (d) Each Lender may sell participations to one or more Persons that are Eligible Transferees in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Maximum Credit Amount and its Loans); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) the participant shall be
entitled to the benefit of the yield protection provisions contained in Article III (provided that a participant shall not be entitled to receive any greater payment under Section 3.1 or 3.2 than the applicable Lender would have been entitled to receive with respect to the participation sold to such participant, unless the sale of the participation to such participant is made with each Borrower's prior written consent. A participant that would have been subject to
Section 3.9 if it were a Lender shall not be entitled to the benefit of Section
3.1 unless each Borrower has been notified of the participation sold to such participant, and such participant agrees, for the benefit of each Borrower, to comply with such Section as if it were a Lender, and (iv) each Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of each Borrower relating to its Loans and its Note and to approve any amendments, modification, or waiver of any provision of this Agreement (provided that such Lender may agree that it will not approve amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Loans or Note, extending the Maturity Date or any date fixed for the payment of interest on such Loans or Note, or extending the aggregate amount of its share of the Maximum Credit Amount without the consent of the participant). Each Lender that sells a participation shall, as agent of the Borrowers solely for the purpose of this Section 10.6(d), record in book entries maintained by such Lender the name and amount of the participating interest of each Participant entitled to receive payments in respect of such participating interest.

                  (e) If the consent of Borrowers to an assignment to an Eligible Transferee is required hereunder, each Borrower shall be deemed to have given its consent ten (10) Business Days after the date notice thereof has been delivered by the assigning Lender (through Administrative Agent) unless such consent is expressly refused by Borrowers prior to such tenth Business Day.

                  (f) [Reserved]

                  (g) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

                  (h) Any Lender may furnish any information concerning Borrowers or any of their Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 10.7 hereof.

                  (i) The Canadian Borrower may assign, at any time and from time to time, all or any portion of its Obligations hereunder to the US Borrower without the consent of Administrative Agent or any Lender.

                  Section 10.7. Confidentiality. Administrative Agent and each Lender (each, a "Lending Party") agrees to keep confidential any information furnished or made available to it by Borrowers in connection with the Loan Documents that is marked confidential; provided that nothing herein shall prevent any Lending Party from disclosing such information (a) to any other Lending

Party or any Affiliate of any Lending Party, or any officer, director, employee, agent, or advisor of any Lending Party or Affiliate of any Lending Party, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any Law, rule, or regulation, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any regulatory agency or authority, (f) that is or becomes available to the public or that is or becomes available to any Lending Party other than as a result of a disclosure by any Lending Party prohibited by this Agreement, (g) in connection with any litigation to which such Lending Party or any of its Affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Loan Document, and (i) subject to provisions substantially similar to those contained in this section, to any actual or proposed participant or assignee.

                  Section 10.8. Governing Law; Submission to Process. Except to the extent that the law of another jurisdiction is expressly elected in a Loan Document, the Loan Documents shall be deemed contracts and instruments made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York and the laws of the United States of America. Each Borrower hereby irrevocably submits itself and each other Restricted Person and Administrative Agent hereby irrevocably submits itself and each Lender hereby irrevocably submits itself to the non-exclusive jurisdiction of the state and federal courts sitting in New York City and agrees and consents that service of process may be made upon it or any Restricted Person in any legal proceeding relating to the Loan Documents or the obligations by any means allowed under New York or federal law.

                  Section 10.9. Limitation on Interest. Lender Parties, Restricted Persons and any other parties to the Loan Documents intend to contract in strict compliance with applicable usury Law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Loan Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable Law from time to time in effect. Neither any Restricted Person nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable Law from time to time in effect, and the provisions of this section shall control over all other provisions of the Loan Documents which may be in conflict or apparent conflict herewith. Lender Parties expressly disavow any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If (a) the maturity of any Obligation is accelerated for any reason, (b) any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or
(c) any Lender or any other holder of any or all of the Obligations shall otherwise collect moneys which are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be charged by applicable Law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Obligations or, at such Lender's or holder's option, promptly returned to Borrowers or the other payor thereof upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under applicable Law, Lender Parties and Restricted Persons (and any other payors thereof) shall to the greatest extent permitted under applicable Law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest,
(ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the instruments evidencing the Obligations in accordance with the amounts outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under applicable Law in order to lawfully charge the maximum amount of interest permitted under applicable Law. As used in this section the term "applicable Law" means the Laws of the State of New York or the Laws of the United States of America, whichever Laws allow the greater interest, as such Laws now exist or may be changed or amended or come into effect in the future.

                  Section 10.10. Termination; Limited Survival. In their sole and absolute discretion Borrowers may at any time that no Obligations are owing elect in a written notice delivered to Administrative Agent to terminate this Agreement. Upon receipt by Administrative Agent of such a notice, if no Obligations are then owing this Agreement and all other Loan Documents shall thereupon be terminated and the parties thereto released from all prospective Obligations thereunder. Notwithstanding the foregoing or anything herein to the contrary, any waivers or admissions made by any Restricted Person in any Loan Document, any Obligations under Sections 3.2 through 3.6, and any obligations which any Person may have to indemnify or compensate any Lender Party shall survive any termination of this Agreement or any other Loan Document. At the request and expense of Borrowers, Administrative Agent shall prepare and execute all necessary instruments to reflect and effect such termination of the Loan Documents. Administrative Agent is hereby authorized to execute all such instruments on behalf of all Lenders, without the joinder of or further action by any Lender.

                  Section 10.11. Severability. If any term or provision of any Loan Document shall be determined to be illegal or unenforceable all other terms and provisions of the Loan Documents shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable Law.

                  Section 10.12. Counterparts; Fax. This Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement. This Agreement and the Loan Documents may be validly executed and delivered by facsimile or other electronic transmission.

                  Section 10.13. Waiver of Jury Trial, Punitive Damages, etc. Each Borrower and each Lender Party hereby knowingly, voluntarily, intentionally, and irrevocably (a) waives, to the maximum extent not prohibited by Law, any right it may have to a trial by jury in respect of any litigation based hereon, or directly or indirectly at any time arising out of, under or in connection with the Loan Documents or any transaction contemplated thereby or associated therewith, before or after maturity, in each case whether now existing or hereafter arising, and whether founded in contract or tort or otherwise; and each such party hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party to this Agreement may file an original counterpart or a copy of this section with any court as written evidence of the consent of the signatories hereto to the waiver of their right to trial by jury, (b) waives, to the maximum extent not prohibited by Law, any right it may have to claim or recover in any such litigation any "Special Damages", as defined below, (c) certifies that no party hereto nor any representative or agent or counsel for any party hereto has represented, expressly or otherwise, or implied that such party would not, in the event of litigation, seek to enforce the foregoing waivers, and (d) acknowledges that it has been induced to enter into this Agreement, the other Loan Documents and the transactions contemplated hereby and thereby, by, among other things, the mutual waivers and certifications contained in this section. As used in this section, "Special Damages" includes all special, consequential, exemplary, or punitive damages (regardless of how named), but does not include any payments or funds which any party hereto has expressly promised to pay or deliver to any other party hereto. If any Lender Party receives any payment or payments pursuant to any judgment or order in any currency other than US Dollars, and the amount of the US Dollars which the relevant Lender Party is able to purchase on the Business Day next following such receipt with the proceeds of such payment or payments in accordance with its normal procedures and after deducting any premiums and costs of exchange is less than the amount of the US Dollars due in respect of such Obligations immediately prior to such judgment or order, then the Applicable Borrower on demand shall, and Applicable Borrower hereby agrees to, indemnify and save such Lender Party harmless from and against any loss, cost or expense arising out of or in connection with such deficiency.

                  Section 10.14. Defined Terms. Capitalized terms and phrases used and not otherwise defined herein shall for all purposes of this Agreement have the meaning given to such terms and phrases in Article II herein.

                  Section 10.15. Annexes, Exhibits and Schedules. Annex I and all Exhibits and Schedules attached to this Agreement are a part hereof for all purposes.

                  Section 10.16. Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments and restatements of such agreement, instrument or document, provided that nothing contained in this section shall be construed to authorize any such renewal, extension, modification, amendment or restatement. Unless the context otherwise requires or unless otherwise provided herein, the references in this Agreement to a particular statute, rule or regulation also refer to and include all amendments, supplements and other modifications to such statute, rule or regulation.

                  Section 10.17. References and Titles. All references in this Agreement to Exhibits, Schedules, articles, sections, subsections and other subdivisions refer to the Exhibits, Schedules, articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivisions are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this Agreement", "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this section" and "this subsection" and similar phrases refer only to the sections or subsections hereof in which such phrases occur. The word "or" is not exclusive, and the word "including" (in its various forms) means "including without limitation". Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

                  Section 10.18. Calculations and Determinations. All calculations under the Loan Documents of interest chargeable with respect to Eurodollar Loans and of fees shall be made on the basis of actual days elapsed (including the first day but excluding the last) and a year of 360 days. All other calculations of interest made under the Loan Documents shall be made on the basis of actual days elapsed (including the first day but excluding the last) and a year of 365 or 366 days, as appropriate. Each determination by a Lender Party of amounts to be paid under Article III or any other matters which are to be determined hereunder by a Lender Party (such as any Eurodollar Rate, Adjusted Eurodollar Rate, Business Day, Interest Period, or Reserve Requirement) shall, in the absence of manifest error, be conclusive and binding. Unless otherwise expressly provided herein, or unless Required Lenders otherwise consent, all financial statements and reports furnished to any Lender Party hereunder shall be prepared and all financial computations and determinations pursuant hereto shall be made in accordance with US GAAP. For the purposes of the Interest Act (Canada), when ever interest payable pursuant to this Agreement is calculated on the basis of a period other than a calendar year, each rate of interest determined pursuant to such calculation expressed as an annual rate is equivalent to such rate as so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by the number of days in such interest period.

                  Section 10.19. Construction of Indemnities and Releases. All indemnification and release provisions of this Agreement shall be construed broadly (and not narrowly) in favor of the Persons receiving indemnification or being released.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

                                   DEVON ENERGY CORPORATION, as
                                   US Borrower


                                   By:    /s/ WILLIAM T. VAUGHN
                                       -----------------------------------------
                                       Name:  William T. Vaughn
                                       Title: Senior Vice President - Finance

                                       Address:
                                       20 North Broadway, Suite 1500
                                       Oklahoma City, Oklahoma 73102
                                       Attention: Senior Vice
                                       President - Finance

                                       Telephone: (405) 552-4700
                                       Fax: (405) 228-7538
                                       E-mail: BILL.VAUGHN@DVN.COM


                                   DEVON FINANCING CORPORATION, U.L.C.,
                                   as Canadian Borrower


                                   By:      /s/ JOHN RICHELS
                                       -----------------------------------------
                                       Name:    John Richels
                                       Title:   Senior Vice President

                                       Address: 3000 400 3rd Avenue SW
                                                Calgary Alberta T2P 4H2

                                       Telephone: (403) 213-8000
                                       Fax: (403) 213-8100
                                       E-mail: JOHNR@NORTHSNRG.COM

                                   UBS WARBURG LLC, as
                                   Joint Lead Arranger


                                   By:      /s/ DAVID A. JUGE
                                       -----------------------------------------
                                       Name:    David A. Juge
                                       Title:   Managing Director


                                   By:     /s/ DANIEL W. LADD III
                                       -----------------------------------------
                                       Name:   Daniel W. Ladd III
                                       Title:  Executive Director

                                       Address:
                                       Telephone:
                                       Fax:
                                       E-mail:

                                   BANC OF AMERICA SECURITIES LLC,
                                   as Joint Lead Arranger


                                   By:     /s/ STEPHANIE PENDLETON
                                       -----------------------------------------
                                       Name:   Stephanie Pendleton
                                       Title:  Principal

                              UBS AG, STAMFORD BRANCH,
                              as Administrative Agent and Lender


                              By: /s/ DAVID A. JUGE
                                  ----------------------------------------------
                                  Name:  David A. Juge
                                  Title: Managing Director

                              By: /s/ DANIEL W. LADD III
                                  ----------------------------------------------
                                  Name:  Daniel W. Ladd III
                                  Title: Executive Director

                                  Address:   677 Washington Boulevard, 6th Floor
                                             Stamford, CT  06912
                                  Telephone: (203) 719-4308
                                  Fax:       (203) 719-3888
                                  E-mail:


                              BANK OF AMERICA, N.A.,
                              as Syndication Agent and Lender


                              By: /s/ JAMES R. ALLRED
                                  ----------------------------------------------
                                  Name:  James R. Allred
                                  Title: Managing Director

                                  Address:     901 Main Street, 14th Floor
                                               Dallas, TX  75202
                                               Attention: Renita Cummings
                                  Telephone:   (214) 209-1233
                                  Fax:         (214) 290-8371
                                  E-mail:      RENITA.CUMMINGS@BANKOFAMERICA.COM

                                   ABN AMRO BANK N.V., as Lender


                              By: /s/ FRANK R. RUSSO, JR.
                                  ----------------------------------------------
                                  Name:  Frank R. Russo, Jr.
                                  Title: Group Vice President

                              By: /s/ JEFFERY WHITE
                                  ----------------------------------------------
                                  Name:  Jeffery White
                                  Title: Vice President

                                  Address:     3 Riverway, Suite 1700
                                               Houston, Texas  77056
                                  Telephone:   (713) 964-3326
                                  Fax:         (713) 629-1115
                                  E-mail: JEFF.G.WHITE@ABNAMRO.COM

                                   BANK OF MONTREAL, as Lender


                                   By:  /s/ JAMES B. WHITMORE
                                       -----------------------------------------
                                       Name:        James B. Whitmore
                                       Title:       Managing Director

                                       Address:     700 Louisiana, Suite 4400
                                                    Houston, TX 77002
                                       Telephone:   (713) 546-9734
                                       Fax:         (713) 223-4007
                                       E-mail:      JAMES.WHITMORE@BMO.COM

                              THE CHASE MANHATTAN BANK, as Lender


                              By:   /s/ RUSSELL A. JOHNSON
                                  ----------------------------------------
                                  Name:      Russell A. Johnson
                                  Title:     Vice President

                                  Address:   600 Travis St., 20th Floor
                                             Houston, TX 77002-8086
                                  Telephone: (713) 216-5617
                                  Fax:       (713) 216-8870
                                  E-mail:    RUSSELL.JOHNSON@JPMORGAN.COM

                                   CITIBANK, N.A., as Lender


                                   By: /s/ TODD J. MOGIL
                                      -----------------------------------------
                                      Name:       Todd J. Mogil
                                      Title:      Attorney-in-fact

                                      Address:    399 Park Avenue
                                                  New York, NY 10022

                                      Copy to:    1200 Smith Street, Suite 2000
                                                  Houston, TX  77002
                                                  Attention:  Todd Mogil
                                      Telephone:  (713) 654-3559
                                      Fax:        (713) 654-2849
                                      E-mail:     TODD.J.MOGIL@citi.COM

                                 CREDIT SUISSE FIRST BOSTON, TORONTO BRANCH as Lender


                                 By: /s/ BILL MCFARLAND
                                    -----------------------------------------
                                    Name:      Bill McFarland
                                    Title:     Vice President

                                 By: /s/ PETER CHAUVIN
                                    -----------------------------------------
                                    Name:      Peter Chauvin
                                    Title:     Vice President

                                    Address:   1 First Canadian Place
                                               P.O. Box 301
                                               Toronto, Ontario, Canada M5X 1C9
                                    Telephone: (416) 352-4528
                                    Fax:       (416) 352-4576
                                    E-mail:    BILL.MCFARLAND@CSFB.COM



                                 DEUTSCHE BANK AG, NEW YORK BRANCH, as Lender


                                 By: /s/ JOEL MAKOWSKY
                                    -----------------------------------------
                                    Name:      Joel Makowsky
                                    Title:     Vice President

                                 By: /s/ HANS C. NARBERHAUS
                                    -----------------------------------------
                                    Name:      Hans C. Narberhaus
                                    Title:     Vice President

                                    Address:   31 West. 52nd Street
                                               New York, NY  10019
                                    Attention: Noble Samuel
                                    Telephone: (732) 981 7440
                                    Fax:       (732) 981-7470
                                    E-mail:    NOBLE.SAMUEL@DB.COM

                                   CREDIT SUISSE FIRST BOSTON
                                   as Lender


                                   By: /s/ JAMES MORAN
                                      -----------------------------------------
                                      Name:  James Moran
                                      Title: Director


                                   By: /s/ DAVID KOCZAN
                                      -----------------------------------------
                                      Name:  David Koczan
                                      Title: Associate

                                      Address:   11 Madison Avenue
                                                 New York, New York 10010

                                      Telephone: (212) 325-9176
                                      Fax:       (212) 743-1878
                                      E-mail:    James.Moran@csfb.com

                                   FIRST UNION NATIONAL BANK, as Lender


                                   By: /s/ DAVID E. HUMPHREYS
                                      -----------------------------------------
                                      Name:  David E. Humphreys
                                      Title: Vice President

                                      Address:   1001 Fannin Street, Suite 2255
                                                 Houston, TX 77002-6709
                                      Telephone: (713) 346-2717
                                      Fax:       (713) 650-1071
                                      E-mail:    DAVID.HUMPHREYS@FUND.COM



                                   ROYAL BANK OF CANADA, as Lender


                                   By: /s/ LORNE GARTNER
                                      -----------------------------------------
                                      Name:  Lorne Gartner
                                      Title: Vice President

                                      Address:   2800 Post Oak Blvd.
                                                 5700 Williams Tower
                                                 Houston, TX 77056
                                      Telephone: (713) 403-5662
                                      Fax:       (713) 403-5624
                                      E-mail:    LORNE.GARTNER@ROYALUSA.COM